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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Diligent Board Member Services, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 1385 Broadway, 19th Floor
New York, New York

Dear Fellow Shareholder;

        I take pleasure in inviting you to attend Diligent Board Member Services, Inc.'s Annual Meeting of Shareholders to be held on April 28th, 2015 at 11:00 am (New Zealand Time) at the Pullman Hotel, Corner of Princes and Waterloo Quadrant, Auckland, New Zealand. This year, Diligent will use the "notice and access" method of providing proxy materials to you via the Internet. On or about March 19, 2015, you will receive a Notice of Internet Availability of Proxy Materials (the "Notice"), which includes instructions regarding voting your shares and requesting a printed copy of our proxy materials.

        Please use this opportunity to take part in our affairs by voting on the business to come before this meeting.

        I look forward to seeing you at the annual meeting.

Regards,
Alessandro Sodi President and Chief Executive Officer

1385 Broadway, 19th Floor
New York, New York

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on April 28, 2015

Dear Shareholders:

        Diligent Board Member Services, Inc., a Delaware corporation (the "Company"), will hold its Annual Meeting of Shareholders on April 28, 2015 at 11:00 a.m. New Zealand local time, at the Pullman Hotel, Corner of Princes and Waterloo Quadrant, Auckland, New Zealand (the "Annual Meeting"), to vote on and, if thought fit, approve the following proposals:

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  To amend the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to declassify the Board so that all directors who are voted on by the holders of the Company's common stock are elected annually. ("Proposal 1");

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  To amend the Company's Certificate of Incorporation to change the maximum number of directors to eight (8). ("Proposal 2");

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  To approve an Amendment of the Diligent Board Member Services, Inc. 2013 Incentive Plan (the "2013 Incentive Plan") to increase the number of shares of common stock available by 7,000,000 shares. ("Proposal 3");

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  To re-elect the Board's nominees, Alessandro Sodi and Mark Russell, as Class III directors to serve until the Annual Meeting of Shareholders in 2018 (or the Annual Meeting of Shareholders in 2016 if Proposal 1 is approved). ("Proposal 4"); and

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  To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2015. ("Proposal 5").

        Following the consideration of the foregoing Proposals, the Company will transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

        This proxy statement is first being delivered to shareholders on or about March 19, 2015 (New Zealand time). The matters listed in this notice of meeting are described in the accompanying proxy statement. Our Board has fixed the close of business on March 6, 2015 (New York time) and 10 a.m. on March 7, 2015 (New Zealand time) as the record date for the 2015 Annual Meeting of Shareholders. You must be a shareholder of record at that time to be entitled to receive the Notice of the Annual Meeting and to vote at the Annual Meeting.

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on April 28, 2015:    The proxy materials, including a notice of annual meeting, proxy statement, proxy card (which also serves as an admission card for our Annual Meeting) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the "2014 Form 10-K") are available on the internet to the Company's shareholders at http://www.edocumentview.com/DLBDF_mtg.

        Your vote is important to us. Whether or not you plan to attend the Annual Meeting, please submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice regarding the availability of proxy materials you received in the mail or, if you requested to receive printed proxy materials, your enclosed proxy card. Any shareholder may revoke a submitted proxy at any time before the meeting by written notice as described in this proxy statement, by submitting a subsequently dated proxy, or by attending the Annual Meeting and voting in person. If you choose to submit a proxy over the internet at the websites below, you may also revoke your proxy by voting in person at the annual meeting or by submitting your proxy at a later time on the website.

        If your shares are held in the name of a bank, broker, fiduciary or custodian, follow the voting instructions on the form you received from your record holder. The availability of internet and telephone voting instructions will depend on your record holder's procedures.

By Order of the Board of Directors,
/s/ THOMAS N. TARTARO Thomas N. Tartaro Secretary

New York, New York
March 19, 2015

 THE MEETING

Date, Time and Place

        We are providing this proxy statement (this "proxy statement") to you in connection with the solicitation of proxies on behalf of our Board of Directors (the "Board") to be voted at the 2015 Annual Meeting of Shareholders (the "Annual Meeting") of Diligent Board Member Services, Inc. (the "Company" or "Diligent") or any postponement or adjournment of the Annual Meeting. The Annual Meeting will be held on April 28, 2015 at 11:00 a.m., New Zealand local time, at the Pullman Hotel, Corner of Princes and Waterloo Quadrant, Auckland, New Zealand.

Matters to be Considered

        At the Annual Meeting, the shareholders will be asked:

  •
  To amend the Company's Certificate of Incorporation to declassify the Board so that all directors who are voted on by the holders of the Company's common stock are elected annually. ("Proposal 1");

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  To amend the Company's Certificate of Incorporation to change the maximum number of directors to eight (8). ("Proposal 2");

  •
  To approve an Amendment of the 2013 Incentive Plan to increase the number of shares of common stock available by 7,000,000 shares. ("Proposal 3");

  •
  To re-elect the Board's nominees, Alessandro Sodi and Mark Russell, as Class III directors to serve until the Annual Meeting of Shareholders in 2018 (or the Annual Meeting of Shareholders in 2016 if Proposal 1 is approved). ("Proposal 4"); and

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  To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2015. ("Proposal 5").

Following the consideration of the foregoing Proposals we will transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Attending the Annual Meeting

        If you are a shareholder of record, you may attend the Annual Meeting and vote in person, or you may submit your proxy for your shares to be voted at the Annual Meeting. If you are a beneficial owner of common stock and your shares are held in the name of a broker, bank, fiduciary, trustee or other nominee, your nominee will be required to advise Link Market Services in writing at P.O. Box 91976, Auckland, 1142, New Zealand (to be received 48 hours before the start of the Annual Meeting). For clarification, the terms "common stock" and "common shares" are the equivalent U.S. terminology for the term "ordinary shares" used in New Zealand.

        If you are attending the Annual Meeting, you must bring your proxy card with you as the barcode will allow for your registration at the Annual Meeting. All shareholders must register before they will be permitted entry into the Annual Meeting.

        If you wish to obtain directions to the location of the Annual Meeting to attend and vote in person, contact Sonya Joyce, Diligent Board Member Services, Inc., at +64-4-894-6912.

Notice of Internet Availability of Proxy Materials

        In accordance with the "notice and access" rules adopted by the Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials by notifying you of the availability of our notice of annual meeting, proxy statement, proxy card (which also serves as an admission card for our Annual Meeting) and our Annual Report for the fiscal year ended December 31, 2014 (the "Annual Report") on the internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to most of our shareholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may access and submit your proxy. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

        You can update your communications preferences online by contacting the Company's registrar, Link Market Services, as stated on the reverse of the proxy card or on the Link website at www.linkmarketservices.co.nz. You will be required to enter your holder number and FIN for secure access. In order to receive your investor communications electronically, you must have an e-mail account, access to the internet through an internet service provider and a web browser that supports secure connections.

Record Date; Shares Outstanding and Entitled to Vote

        You are entitled, subject to NZX Limited's Main Board Listing Rules (the "NZX Rules"), to vote your shares at the Annual Meeting only if our records show that you held your shares as of the close of business on the record date, which is March 6, 2015 (New York time) and 10 a.m. on March 7, 2015 (New Zealand time). On the record date, there were 86,915,514 shares of our common stock outstanding and entitled to vote. In addition, on the record date, there were 30,000,000 shares of our Series A Preferred Stock outstanding and entitled to vote as one class with the common stock on all matters other than the election of directors generally, for a total of 116,915,514 shares entitled to vote on the Proposals. The holders of our Series A Preferred Stock are not entitled to vote on Proposal 4.

Quorum; Required Vote

        Holders of our common stock and Series A Preferred Stock are entitled to one vote per share on all matters presented at the Annual Meeting, and shall vote as one class except that holders of our Series A Preferred Stock will not be entitled to vote on Proposal 4. Only the holders of our common stock will be entitled to vote on Proposal 4. The presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of common stock and Series A Preferred Stock will constitute a quorum for the transaction of business at the Annual Meeting.

        The approval of Proposals 1 and 2, relating to the amendments to the Company's Certificate of Incorporation, will require the affirmative vote of a majority of all outstanding shares of common stock and Series A Preferred Stock in aggregate, voting as one class. In addition, the approval of Proposals 1 and 2 require the approval of 81% of the outstanding shares of Series A Preferred Stock, voting separately as a class (which approval has been obtained).

        With respect to Proposal 4, under Delaware law and our Amended and Restated Certificate of Incorporation, the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to re-elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. For clarity, further to NZX Rule 3.3.13, the re-election of each director will be voted on individually.

        The approval of Proposals 3 and 5 will require the affirmative vote of a majority of the votes properly cast in person or by proxy at the Annual Meeting.

        If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning or postponing the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote, unless prohibited by the NZX Rules, on such matters in accordance with their best judgment.

Voting and Revocation of Proxy

        If at the close of business on March 6, 2015 (New York time) and 10 a.m. on March 7, 2015 (New Zealand time), you were a shareholder of record or held shares through a broker, bank, fiduciary, trustee or other nominee, you may vote your shares as described below or you may vote in person at the Annual Meeting. The instructions for voting your shares appear below. The proxy voting procedures are designed to authenticate shareholder identities, to allow shareholders to give voting instructions and to confirm that the shareholders' instructions have been recorded properly. Please follow the instructions below and on your proxy card accordingly.

For Shareholders of Record Outside the U.S.

        Shareholders of record with a record address outside the U.S. will receive our proxy statement, Annual Report and proxy card from our share registrar, Link Market Services. Such shareholders may vote:

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  By FAX—Complete your proxy form and FAX to Link Market Services at +64-9-375-5990;

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  By email—Complete your proxy form and scan and email to Link Market Services at: meetings@linkmarketservices.co.nz;

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  By internet (online)—Visit the Link Market Services website indicated on your proxy card and follow the on-screen instructions. If you received your annual meeting documentation electronically, you can click on the express ID in the email and enter your FIN, which will take you directly to the voting page on the Link Market Services website; or

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  By mail—You can date, sign and promptly return your proxy card by mail.

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  New Zealand holders—use the enclosed postage prepaid envelope.

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  Overseas holders—affix required postage before mailing your proxy.

The contact information for Link Market Services is available below:

Link Market Services
P.O. Box 91976
Auckland 1142
New Zealand
or
Level 7 Zurich House
21 Queen Street
Auckland, New Zealand
+64-9-375-5998
meetings@linkmarketservices.co.nz

        Please note that shareholders of record outside the U.S. must vote by email or online or by fax or by mail received no later than 11:00am on April 26, 2015 (New Zealand time), to ensure your votes are counted.

For U.S. Shareholders of Record

        Shareholders of record with a record address in the U.S. will receive the Notice informing them of the availability of our proxy statement, Annual Report and proxy card on the internet at http://www.edocumentview.com/DLBDF_mtg. Such shareholders may vote:

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  By internet (online)—visit the website of Georgeson, our proxy advisory firm, indicated on the proxy card and follow the on-screen instructions.

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  By telephone—call the toll free number indicated on the proxy card from a touch tone telephone and follow the instructions provided by the recorded message.

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  By mail—you can date, sign and promptly return the proxy card by mail.

The contact information for Georgeson, Inc. is available below:

Georgeson, Inc.
480 Washington Boulevard
26th Floor
Jersey City, NJ 07310
Attn: Proxy Services
1-800-509-0984

        U.S. shareholders of record will have a control number, located on the proxy card, which will identify shareholders of record and allow them to submit their proxies and confirm that their voting instructions have been properly recorded. Please note that U.S. shareholders of record must vote by phone or internet by no later than 11:59pm on April 26, 2015 (New York time) or by mail received by noon on April 24, 2015, (New York time), to ensure your votes are counted.

For Shares Held in "Street Name"

        Your shares are held in 'Street Name' if they are held in the name of a bank, broker, fiduciary, trustee or other nominee, follow the voting instructions on the proxy card you receive from your record holder. The availability of internet and telephone (in the case of

U.S. shareholders of record) proxies will depend on voting procedures of your record holder.

        If your shares are held in the name of a bank, broker, fiduciary, trustee or other nominee, your broker must vote those shares in accordance with your instructions. If you do not give voting instructions to your broker, the ability of your broker to vote your shares at the Annual Meeting will be limited or eliminated, based on the applicable rules governing your broker. For brokers subject to the NYSE rules, absent voting instructions, such broker may only vote on the ratification of the appointment of Deloitte & Touche, LLP (Proposal 5). For brokers subject to New Zealand law, absent voting instructions, such broker will be prohibited from voting on any of the matters to be presented at the Annual Meeting. Please follow the instructions provided by your broker so that your vote can be counted.

General Information for all Shareholders

        Costs associated with electronic access, such as usage charges from internet access providers and telephone companies, must be borne by the shareholder. If you submit your proxy by internet, it will not be necessary to return your proxy card. The internet (online) proxy facility is designed to authenticate shareholder identities, to allow shareholders to give voting instructions and to confirm that the shareholders' instructions have been recorded properly. Shareholders who do not submit a proxy by internet will need to follow the voting instructions that are provided on the proxy card. Under Delaware law, votes cast by Internet have the same effect as votes cast by submitting a written proxy card.

        If a shareholder does not return a signed proxy card or submit a proxy by the internet, and does not attend the meeting and vote in person, his or her shares will not be voted. Shares of our common stock represented by properly executed proxies that are received by us and are not revoked will be voted at the meeting in accordance with the instructions contained therein. If you sign and return a proxy but fail to submit instructions, such proxy will be voted "FOR" the proposals set forth in this proxy statement, unless either the proxy or the shareholder are not permitted to vote under the NZX Rules. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by the Company in its sole discretion and consistently with the NZX Rules, on any matters brought before the Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the SEC. Any proxy signed and returned by a shareholder or submitted through the internet may be revoked at any time before it is exercised by giving written notice of revocation to the Corporate Secretary of the Company, at our address set forth herein (or the Company's share registry, Link Market Services or the Company's proxy advisory firm, Georgeson, Inc., as applicable), by executing and delivering a later-dated proxy (either in writing or through the internet) or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy.

Effect of Abstentions and Broker Non-Votes

        Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. A broker non-vote occurs when a shareholder fails to provide voting instructions to the shareholder's broker for shares held in "street name." For brokers subject to the NYSE rules, absent voting instructions, such broker may only vote on the ratification of the appointment of Deloitte & Touche, LLP (Proposal 5). For brokers subject to New Zealand law, absent voting instructions, such broker will be prohibited from voting on any of the matters to be presented at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes "for" or "against" the proposals herein, but will have the effect of a vote against Proposals 1 and 2, which require the affirmative vote of a majority of all outstanding shares of common stock and Series A Preferred stock in aggregate, voting as one class.

Proxy Solicitation

        We will bear the costs of the solicitation of proxies for the Annual Meeting, including the cost of preparing and distributing this proxy statement and the form of proxy. Upon request, copies of the Company's proxy statement and related materials will be furnished to banks, brokerage houses, fiduciaries, trustees or other nominees holding shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. We will also bear the cost of maintaining a website compliant with regulations promulgated by the SEC to provide internet availability of this proxy statement, Annual Report and proxy card. Solicitation of proxies by mail may be supplemented by telephone, fax, email or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services. In addition, we have retained Georgeson, Inc. to act as our proxy advisory firm in the United States in conjunction with Link Market Services in New Zealand, our share registry.

Householding

        The SEC's rules permit us to deliver a single proxy statement and Annual Report to one address shared by two or more of our shareholders. This delivery method is referred to as "householding" and can result in significant cost savings. The "householding" delivery method will only be an option for us with respect to U.S. shareholders to the extent such delivery method is utilized by us. We would deliver only one proxy statement and Annual Report to multiple shareholders who share an address unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written request, a separate copy of the proxy statement and Annual Report, to any shareholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy statement and Annual Report, contact, with respect to holders in the United States ("U.S."), Georgeson, Inc. at 1-800-509-0984 or in writing at 480 Washington Boulevard, 26th floor, Jersey City, NJ 07310, Attn: Proxy Services.

Dissenters' Rights of Appraisal

        The Delaware General Corporation Law ("DGCL") does not provide dissenters' rights of appraisal to the Company's shareholders in connection with the proposals described in this proxy statement.

Interest of Certain Persons in Matters to Be Acted Upon

        Except as otherwise disclosed herein or other than in his role as a director, nominee or executive officer or associate of any director, nominee or executive officer, no person has any substantial interest, direct or indirect, in the matters to be acted upon at the Annual Meeting. For the purpose of this paragraph, "person" shall include each person: (a) who has been a director or executive officer of the Company at any time since the commencement of the Company's last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

Independent U.S. Registered Public Accounting Firm

        We have been advised that representatives of Deloitte & Touche LLP, our independent U.S. registered public accounting firm for the fiscal year ended December 31, 2014, will be present by teleconference at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

 PROPOSAL ONE
AMEND THE CERTIFICATE TO DECLASSIFY THE BOARD

        Article Sixth, paragraph B of the Company's Certificate of Incorporation (the "Certificate") provides that the Board be divided into three classes, as nearly equal in number as possible, with members of each class serving three-year terms. The Company's current classified Board structure was implemented at the Company's 2012 Annual Meeting of Shareholders, and recommended by the Board based on its consideration of factors that it believed weighed toward a classified board of directors at that time. The Board has re-evaluated the Company's governance structure in light of the greater maturity of the Company's business and believes that a change to an annual election of all directors, other than the Series A Preferred Stock Director, is now in the best interest of shareholders. To implement an annual election of all such directors beginning at the 2016 Annual Meeting of the Shareholders, the Certificate must be amended pursuant to this Proposal 1.

        The Board considered the advantages and disadvantages of the current classified structure in connection with the preparations for this year's meeting of shareholders. In reaching its determination to propose the declassification of the Board, it concluded that the benefits of a classified structure including maintaining continuity of experience and encouraging a person seeking control of a company to initiate arm's-length discussions with management and the board, or to seek to prevent a takeover that the board believes is not in the best interests of shareholders, were outweighed by the following considerations:

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  The Board's belief that providing the Company's shareholders with the opportunity annually to register their views on the collective performance of the Board and on each director individually will further the Company's goal of ensuring that its corporate governance policies conform to current best practices and maximize accountability to shareholders; and

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  The Board's belief that, because there is no limit to the number of terms an individual may serve, the continuity and stability of the Board's membership should not be materially affected by the declassification of the Board.

        Under the Delaware General Corporation Law (the "DGCL"), directors of companies that have a classified structure may be removed only for cause unless the certificate of incorporation provides otherwise. However, directors of companies that do not have a classified structure may be removed with or without cause by a majority vote of the shareholders at any annual or special meeting of shareholders. Accordingly, if the proposed amendment to the Certificate to declassify the structure of the Board is approved, the Company's shareholders would be able to remove any or all directors, other than the Series A Preferred Stock Director, without cause at any shareholders meeting after the Annual Meeting. Under the Company's Bylaws, special meetings of shareholders can be called only by the Chairman of the Board or a majority of the entire Board. The Series A Preferred Stock Director will continue to be appointed and removed only by the holders of the Series A Preferred Stock further to the terms of the Certificate.

        On March 19, 2015, the Board approved an amendment to the Certificate to implement this Proposal 1, if approved by shareholders, and provide for the annual election of directors, other than the Series A Preferred Stock Director, commencing at the 2016 Annual Meeting of Shareholders. The requisite holders of the Company's Preferred Stock have also approved of this amendment, voting as a separate class. If shareholders approve this Proposal 1 at the 2015 Annual Meeting of Shareholders, to amend the Certificate to declassify the Board, the amendment will become effective upon its filing with the Delaware Secretary of State and each of the two directors who are elected this year will be elected for one-year terms that will expire next year at the 2016 Annual Meeting of Shareholders. In addition, if this proposal is adopted, any director subsequently appointed by the Board as a result of a newly-created directorship or to fill a vacancy on the Board would hold office only until the next annual meeting. The incumbent directors of the Company who are elected by the common shareholders whose terms do not expire at the 2016 Annual Meeting of Shareholders have consented to stand for election at the 2016 Annual Meeting of Shareholders, subject to shareholder approval and effectiveness of this Proposal 1. As a result, the terms of all directors elected by the Company's common shareholders will cease at the 2016 Annual Meeting of Shareholders, regardless of their class, and all directors nominated in 2016 will stand for election for a one-year term until the 2016 Annual Meeting of Shareholders. If this Proposal 1 is not so approved by shareholders, the Board will maintain its current classified structure.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD SO THAT ALL DIRECTORS WHO ARE VOTED ON BY THE HOLDERS OF THE COMPANY'S COMMON STOCK ARE ELECTED ANNUALLY.

 PROPOSAL TWO
AMEND THE CERTIFICATE TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS

        Article Sixth, Paragraph C of the Certificate currently sets the number of directors of the Company at no fewer than four and not more than seven, with the precise number of directors to be determined from time to time by the Board or by shareholders at an annual meeting. At present, the Board has set the number of directors at seven, six of whom are elected by the holders of common stock. In order to increase the diversity of skills and viewpoints on the Board while also complying with the requirement to have two directors who are resident in New Zealand, the Board believes that it would be in the best interests of the shareholders to increase the size of the Board to eight directors, seven of whom would be elected by holders of common stock.

        On March 19, 2015, the Board approved an amendment to the Certificate to implement this Proposal 2, if approved by shareholders, by providing that the number of directors may not be less than four or more than eight, with the precise number determined from time to time by the Board. The requisite holders of the Company's Preferred Stock have also approved of this amendment, voting as a separate class. If shareholders approve this Proposal 2 at the 2015 Annual Meeting of Shareholders, to increase the maximum number of directors, the amendment will become effective upon its filing with the Delaware Secretary of State. If not so approved, the maximum number of directors will remain at seven.

        There is not currently a nominee to serve as the eighth director on the Board, if the amendment is approved. However, the Board may consider candidates and fill the vacancy during the year, in which event the individual will stand for election at the 2016 Annual Meeting of Shareholders.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE MAXIMUM NUMBER OF DIRECTORS TO EIGHT (8).

 PROPOSAL THREE
AMEND THE 2013 INCENTIVE PLAN

        The Board is requesting that shareholders vote in favor of amending the 2013 Incentive Plan. The 2013 Incentive Plan was approved by shareholders in 2013 with 8.5 million shares of common stock available for grants under the 2013 Incentive Plan. In connection with the adoption of the 2013 Incentive Plan, the Board resolved to discontinue use of the Company's 2007 Stock Option and Incentive Plan and the 2010 Stock Option and Incentive Plan (collectively, the "Prior Plans"). Accordingly, the 2013 Incentive Plan is the only equity incentive plan of the Company with availability for future grants. If this Proposal 3 is approved, 7,000,000 shares of common stock will be added to the number of shares authorized for issuance under the 2013 Incentive Plan. We believe that this increase in shares will provide a sufficient number of shares for grants in the near future. In addition, approval of this proposal is intended to constitute approval of the material terms of the performance goals under the 2013 Incentive Plan for purposes of Section 162(m) under the tax code.

Background of the 2013 Incentive Plan; Reasons for Authorizing Additional Shares for Issuance Thereunder

        The general purpose of the 2013 Incentive Plan is to provide an incentive to the Company's employees, directors and consultants by enabling them to share in the future growth of our business. Our Board believes that the granting of stock options, restricted stock units, stock awards and similar kinds of equity-based compensation promotes continuity of management and increases incentive and personal interest in the welfare of our Company by those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success. Our Board believes that our equity compensation program advances our interests by enhancing our ability to (a) attract and retain employees, consultants and directors who are in a position to make significant contributions to our success based on the specialized skills they possess that are instrumental in our industry; (b) reward our employees, consultants and directors for these contributions; and (c) encourage employees, consultants and directors to take into account our long-term interests through ownership of shares. The Board believes that the additional shares proposed for issuance are important in light of the fact that to date management has accepted a substantial portion of their compensation in shares of common stock and options issued under the 2013 Incentive Plan and predecessor plans.

        As of March 6, 2015, under the 2013 Incentive Plan and the Prior Plans there were outstanding option awards covering 6,553,344 shares (with a weighted average exercise price of $2.31 per share), outstanding restricted stock unit awards covering 1,055,500 shares, outstanding performance-based restricted stock unit awards covering 2,500,000 shares and 1,466,998 shares remaining available for issuance under the 2013 Incentive Plan (the "Current Shares Issuable"). In connection with the continuing development and growth of our business, our Board believes that in order to continue to be able to provide the incentive that our equity compensation program is designed to offer, it is necessary to increase the number of shares reserved for issuance under the 2013 Incentive Plan by 7,000,000 shares. If approved by the shareholders, all of these additional shares authorized under the 2013 Incentive Plan will be available for grant as either non-qualified stock options or incentive stock options within the meaning of Section 422 of the Internal Revenue Code (the "Code"), or as restricted stock awards, restricted stock unit awards, unrestricted shares or other kinds of equity-based compensation. With a larger pool of issuable shares to draw upon, we will be in a better position to adequately recruit and incentivize and reward our employees, consultants and directors, and the ultimate objectives of the 2013 Incentive Plan will be better served. The Current Shares Issuable under our 2013 Incentive Plan represented approximately 10% of our outstanding shares (including our Series A Preferred Stock on an as-converted basis) as of March 6, 2015. The 7,000,000 share increase to the number of shares authorized for issuance pursuant to the 2013 Incentive Plan would increase the Current Shares Issuable to approximately 16% of our outstanding shares (including our Series A Preferred Stock on an as-converted basis) as of March 6, 2015.

        In setting the amount of the share increase for which shareholder approval is being sought in Proposal 3, the Board and the Compensation Committee considered the analysis of the independent compensation consultant retained by the Compensation Committee, Compensia, Inc. ("Compensia"). Compensia's analysis considered both the total amount of shares remaining available for grant under the 2013 Incentive Plan and the Current Shares Issuable, each divided by the total number of shares of the Company's common stock outstanding (assuming the conversion of the Series A Preferred Stock), commonly referred to as "overhang," both prior to and assuming the implementation of a range of potential increases in shares issuable under the 2013 Incentive Plan. Compensia's analysis determined that the overhang that would result following the proposed increase under the 2013 Incentive Plan would be within the range of competitive practice within our peer group, representing the 30th percentile of companies within the peer group when considering the Current Shares Issuable and the 65th percentile of companies within the peer group considering only the shares remaining available for grant under the 2013 Incentive Plan. In addition, Compensia reviewed the rate at which the Company has utilized available shares for grant under its stock incentive plans (referred to as the "burn rate") on both a gross and net basis (i.e. accounting for forfeitures) during the last fiscal year and an average of the last three fiscal years on both an adjusted and unadjusted (i.e. not differentiating between options and RSUs) basis, and compared such usage rate to our peer group. The Board and the Compensation Committee believe that the Compensia analysis shows that the Company's utilization rate is reasonable in comparison to its peer group, representing a three year burn rate in all cases of below the 20th percentile of companies within in the peer group. For a description of the Company's peer group and the basis for its selection, see the disclosure under the heading "Narrative to the Summary Compensation Table."

        We anticipate filing a Registration Statement on Form S-8 with the SEC to register the additional amount of new shares of our Common Stock to be included in the aggregate share reserve under the 2013 Incentive Plan effective upon and subject to shareholders' approval, as soon as practicable following such shareholders' approval.

        Securities will not be offered to New Zealand resident participants under the Plan unless all applicable New Zealand securities laws have been complied with.

Summary Description of the Plan

        The following description of the principal terms of the 2013 Incentive Plan, as amended subject to shareholder approval pursuant to this Proposal 3, is a summary and is qualified in its entirety by reference to the full text of the 2013 Incentive Plan, as filed with the SEC on July 23, 2014 as Exhibit 99.3 to our Form S-8 Registration Statement dated July 23, 2014 and the amendment to the 2013 Incentive Plan that is presented for shareholder consideration by this Proposal 3, which is set forth on Annex A to this Proxy Statement. The aforementioned copy of the 2013 Incentive Plan attached to such Form S-8 Registration Statement is the version of the plan as currently in force, and as such, it does not give effect to the amendment to the 2013 Incentive Plan that is presented for shareholder consideration by this Proposal 3.

        Administration and Duration.    The Plan will be administered by the Board or the Compensation Committee of the Board (the "Committee"). To the extent advisable or otherwise required by applicable law, regulation or rule, it is intended that each member of the Committee shall qualify as (i) a "non-employee director" under Rule 16b-3, (ii) an "outside director" under Section 162(m) of the Code and (iii) an "independent director" under the rules of any national securities exchange on which the common stock of the Company is then listed. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee shall be valid despite such failure to qualify. Subject to the provisions of the Plan, the administrator of the Plan will have authority in its discretion to, among other things, (i) designate participants, (ii) determine the type of awards to be granted to a participant, (iii) determine the number of shares of common stock to be covered by awards, (iv) determine the terms and conditions of any award, (v) interpret and administer the Plan, and (vi) make any other determination and take any other action that it deems necessary or desirable for the administration of the Plan. Grants of awards under the Plan to members of the Committee must be approved by the Board. The Committee's determinations under the Plan shall be final and binding on all persons. Unless terminated earlier by the Board, the Plan will terminate on May 3, 2023.

        Limit on Awards under the Plan.    The maximum number of shares of common stock which may be issued under the Plan is 8,500,000 shares, all of which may be issued pursuant to ISOs. If this proposal is approved, 7,000,000 shares of common stock will be added to the number of shares authorized for issuance under the 2013 Incentive Plan, increasing the maximum number of shares of common stock which may be issued under the Plan to 15,500,000. Shares of common stock subject to an option or SAR that for any reason expires, is cancelled, or is otherwise terminated unexercised as to such shares, and any shares that are forfeited or repurchased by us in respect of any other award, shall again be available under the Plan. The maximum number of shares with respect to which options or SARs may be granted to any one individual under the Plan during any calendar year is limited to 750,000 shares; provided that, (i) for the 2013 calendar year, the maximum number of shares with respect to which options or SARs may be granted to the Chief Executive Officer of the Company (the "CEO") shall be 1,600,000 shares, and (ii) the maximum number of shares with respect to which options or SARs may be granted to any employee during the calendar year such employee commences employment with the Company or its affiliates shall be 1,000,000. The maximum number of shares with respect to awards under the Plan (other than stock options and SARs) that are intended to be exempt performance-based compensation under Section 162(m) of the Code ("Section 162(m) Awards") that may be paid to any one individual in respect of any calendar year if the applicable performance goals are attained is 750,000 shares; provided that (i) the maximum number of shares that may be paid to the CEO in respect of Section 162(m) Awards (other than Options and SARs) granted during the 2013 calendar year shall be 2,500,000 shares, and (ii) the maximum number of shares that may be paid to any employee in respect of the calendar year such employee commences employment with the Company or its affiliates if the applicable performance goals are attained is 1,000,000. The maximum cash amount that may be paid pursuant to Section 162(m) Awards (other than Options and SARs) to any one individual in respect of any calendar year if the applicable performance goals are attained is U.S. $1,000,000, with an exception for Section 162(m) awards granted to our CEO during the 2013 calendar year. The foregoing share limits are subject to adjustment pursuant to the Plan in the event of stock splits, stock dividends and other capital events. The shares of common stock to be delivered pursuant to the Plan may be authorized but unissued shares or treasury shares.

        Eligibility.    Awards under the Plan may be granted to employees, directors and consultants of the Company and its affiliates; provided, however, that only employees of the Company or any of its subsidiaries are eligible to be granted ISOs. As of March 6, 2015, approximately 288 employees, as well 5 non-employee directors and 2 consultants will be eligible to participate in the Plan.

        Types of Awards.    The Committee is authorized to grant stock options, SARs, restricted shares, restricted share units, performance awards, bonus shares and other awards pursuant to the Plan. Awards under the Plan will, in general, be subject to such vesting and other terms and conditions (including, the attainment of performance goals) as the Committee shall determine.

        Stock Options.    Stock options may be ISOs or NQSOs and will have an exercise price that is not less than 100% of the fair market value of our common stock as of the date of grant or, in the case of ISOs granted to any participant owning more than 10% of the voting power of all classes of shares of the Company or a subsidiary (a "10% holder"), not less than 110% of the fair market value. However, the exercise price of a NQSO may be less than the fair market value as of the date of the grant; provided that such participant is not subject to Section 409A of the Code or the option is either exempt from or compliant with Section 409A of the Code). Each option shall expire no later than the tenth anniversary of its date of grant (or, in the case of ISOs granted to a 10% holder, the fifth anniversary. The method of payment for shares issued upon exercise of an option will be specified in each option agreement. Generally, the Plan permits payment to be made by cash, check, other shares of our common stock (subject to certain limits), outstanding awards, or any combination of the foregoing or by any other lawful consideration approved by the Committee.

        Share Appreciation Rights.    The Committee may issue SARs either independently or in tandem with options (with SARs granted in tandem with ISOs being granted at the same time as the ISOs). SARs entitle the holder to receive an amount measured by multiplying (i) the amount by which the fair market value of a share of common stock on the date of exercise exceeds the base price specified in the award agreement pertaining to such SAR by (ii) the number of shares of common stock with respect to which the SAR is exercised. Payment of SARs may be made in cash, in shares of common stock with a fair market value equal to the amount of the payment, or a combination thereof, as determined by the Committee. SARs shall be exercisable over an exercise period determined by the Committee, which will not exceed ten years from the date of grant; provided, however, that a tandem SAR shall expire no later than the related option. The base price of SARs (used in calculating appreciation at exercise) will be no less than the fair market value of a share of our common stock on the date of grant.

        Restricted Shares and Restricted Share Units.    The Committee may award restricted shares of common stock, which are subject to vesting conditions, transfer restrictions and a risk of forfeiture during a specified restricted period. The Committee may also award restricted share units ("RSUs"), which entitle the recipient thereof to receive a specified number of shares of common stock, an amount in cash equal to the value thereof, or a combination thereof, as determined by the Committee, upon settlement of the RSUs (which, in general, will occur at the end of the restricted period), if the vesting conditions applicable to such RSU award are satisfied. Unless otherwise provided in an award agreement, the recipient of restricted shares will be entitled to vote such shares and to receive all dividends and other distributions paid on such shares (although any share distribution during the restricted period will be subject to the same restrictions as the restricted shares in respect of which such distribution is made). RSUs do not convey voting or dividend rights with respect to the underlying shares of common stock unless and until such shares are issued to the recipient; however, the Committee may award dividend equivalents with respect to the shares of common stock referenced by a RSU award (which dividend equivalent amounts may be credited to a notional bookkeeping account or as additional RSUs and will in general be subject to the same vesting conditions and other restrictions as the RSUs).

        Performance Awards.    A performance award is a cash denominated award that is subject to the attainment of performance goals determined by the Committee and that is settled in either cash, shares of common stock or a combination of both, as determined by the Committee following the close of the applicable performance period (of not less than six months) if and to the extent the applicable performance goals are satisfied.

        Bonus Shares and Other Awards.    The Committee may grant fully vested shares of common stock, with or without payment thereof. In addition, the Committee may make other awards, which may consist of an award denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of our common stock, as determined by the Committee, or an award denominated or payable in cash, including, but not limited to, awards of unrestricted shares delivered on a current or deferred basis or awards made pursuant to sub-plans and/or designed to comply with non-U.S. law.

        Section 162(m) Awards and Business Criteria.    The grant, exercise, vesting, distribution, payment and/or settlement, as determined by the Committee, of Section 162(m) Awards will be subject to the attainment of one or more pre-established performance goals. Such performance goals shall be established by the Committee in writing (other than options and SARS) and shall be based on one or more of the following business criteria: (a) revenue, (b) earnings per share, (c) net income per share, (d) share price, (e) pre-tax profits, (f) net earnings, (g) net income, (h) operating income, (i) cash flow, (j) earnings before or after any one or more of: interest, taxes, depreciation or amortization, (k) sales (including, without limitation, new sales or cumulative sales), (l) total shareholder return, (m) total shareholder return relative to peers, (n) financial returns (including, without limitation, return on assets, return on equity and return on investment), (o) cost reduction targets, (p) customer satisfaction, (q) customer growth, (r) customer retention rates, (s) gross margin, (t) revenue growth, (u) information technology services, (v) new product invention or innovation, (w) attainment of development milestones, (x) improvements in productivity or (y) any combination of the foregoing for the performance period. Performance goals may be based upon the attainment of specified levels of performance by the Company, any of its subsidiaries or affiliates, or any combination thereof, on either a consolidated, business unit, departmental or divisional level. In addition, performance goals may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices). Prior to the payment or settlement of any Section 162(m) Award, the Committee shall certify in writing as prescribed by Section 162(m) of the Code and the regulations thereunder that the applicable performance goals were achieved.

        Corporate Events.    Unless otherwise provided in an award agreement, in the event of (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares receive securities of another corporation and/or other property, including cash, (iii) a change in control or (iv) a liquidation, dissolution or winding up of the Company (each, a "Corporate Event"), the Committee may, in its sole discretion:

  a)
  provide for the continuation, assumption or substitution of awards in connection with such Corporate Event, in which case, such awards shall be subject to adjustment pursuant the Plan;

  b)
  accelerate the vesting of any or all awards, subject to the consummation of such Corporate Event; or

  c)
  cancel any or all vested and/or unvested awards as of the consummation of such Corporate Event, and provide that holders of the cancelled awards (including unvested awards) will receive a cancellation payment in respect of cancellation of their awards based on the amount of the per Share consideration being paid for the Shares in connection with such Corporate Event, less, in the case of options and SARs, the applicable exercise price or base price; provided, however, that (i) (1) holders of options and SARs shall only be entitled to consideration in respect of cancellation of such awards if the per share consideration less the applicable exercise price or base price is greater than zero and (2) with respect to performance-based awards, all performance goals and other vesting criteria shall be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met; and (ii) the time or schedule of any payment of any award that is subject to Section 409A of the Code may only be accelerated pursuant to this provision or to the extent permitted by U.S. Treas. Reg. Sec. 1.409A-3(j)(4)(ix).

        Payments to holders pursuant to subsection (c) above shall be made in cash or, in the sole discretion of the Committee (or any successor thereto), in the form of such other consideration necessary for a holder of an award to receive property, cash or securities (or a combination thereof) as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares covered by the award at such time (less any applicable exercise price or base price).

        Non-Transferability.    In general, awards are not transferable, except by will or the laws of descent and distribution, and during a participant's lifetime options and SARs are only exercisable by the participant.

        Compensation Clawback.    Any incentive-based compensation otherwise payable or paid to a participant (including a former participant) pursuant to the Plan shall be forfeited and/or repaid to the Company as may be required by applicable law, stock exchange listing conditions or regulatory requirements or any Company clawback policy in effect from time to time.

        Amendment and Termination of the Plan.    Our Board may amend, alter, suspend, discontinue, or terminate the Plan in whole or in part without the consent of any shareholder, participant, other holder or beneficiary of an award, or other person, except that no such amendment shall be made without shareholder approval to the extent such approval is required by (i) applicable legal requirements or (ii) the requirements of any securities exchange or market on which the shares of common stock are listed.

        Limited Participation by New Zealand Residents.    New Zealand resident participants will only be granted awards which are common stock or, in entirety, interests in or rights to common stock.

        Prohibition on Repricing of Options and SARs.    Options and SARs granted under the Plan may not be repriced without shareholder approval and then only if permitted by the NZX Rules.

        Compliance with New Zealand Listing Rules.    For so long as the Company is subject to the NZX Rules, notwithstanding any other provision of the Plan, (i) awards to non-employee directors must be approved by the Board, and the recipients of such awards shall be disqualified from voting on such grants; (ii) the exercise price per share purchasable under an option shall not be less than eighty-five percent (85%) of the Average Market Price (as that term is defined in NZX Rule 8.1.3(c)) on the date of grant; and (iii) where payment upon the exercise of a SAR is made by the issue of shares, the issue price per share shall not be less than eighty-five percent (85%) of the Average Market Price on the date of issue of the shares.

        The shareholders are not being asked to approve any specific award(s) that may be made under the Plan in the future. The granting of those awards under the 2013 Incentive Plan and the allotment of common stock pursuant to an award to employees of the Company will be made pursuant to either NZX Rule 7.3.6 or shareholder approval will be sought under NZX Rule 7.3.1(a). Rule 7.3.6 imposes a rolling cap on the maximum number of equity securities that may be issued under the Plan to, broadly, 3% of the Company's equity securities 12 months preceding the granting of the relevant award or allotment. Any award or allotment made to a Director (or any of their associated persons) under NZX Rule 7.3.6 must also comply with NZX Rule 7.3.8, which requires that their participation is determined by criteria applying to employees of the Company generally.

Equity Compensation Plan Information

        The following table sets forth, as of December 31, 2014, certain information related to the Company's equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (U.S. $)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders(1)	10,108,834	2.31	1,466,998
Equity compensation plans not approved by security holders	0	0	0
Total:	10,108,834	2.31	1,466,998

(1)
On November 30, 2007, the shareholders of Diligent approved the Diligent Board Member Services, Inc. 2007 Stock Option and Incentive Plan (the "2007 Plan") to offer up to 10,000,000 shares of common stock as incentive stock options, non-qualified stock options and restricted shares of common stock to employees, directors and consultants of the Company. The 2007 Plan is administered by the Board or a committee of the Board.

        On June 8, 2010, the shareholders of Diligent adopted the Diligent Board Member Services, Inc. 2010 Stock Option and Incentive Plan (the "2010 Plan") to offer up to 5,000,000 shares of common stock as incentive stock options and non-qualified stock options to employees, directors and consultants of the Company. On April 17, 2012, the shareholders approved an increase of 2,500,000 shares of common stock in the shares available for grant under the 2010 Plan.

        Although the 2007 Plan and the 2010 Plan were each approved by shareholders they were not approved in the terms required for shareholder approval under NZX Rule 7.3.1(a). In addition, some awards exceeded the 3% cap set out in NZX Rule 7.3.6. Accordingly, some of the awards given under the 2007 Plan and 2010 Plan exceeded the restrictions on the issue of equity securities under the NZX Rules. Although the restrictions were exceeded, the validity of the relevant equity securities is not affected by reason only of the breach of the NZX Rules. We previously offered our securities to employees and directors in New Zealand for subscription without a registered prospectus and investment statement. The effect of doing so is that the securities so offered may have been invalid under the Securities Act of 1978 (NZ). We submitted an application to the High Court of New Zealand to have the foregoing securities validated and an order validating the securities was granted by the High Court on July 22, 2013, New Zealand time.

        On May 3, 2013 the Company's Board resolved not to issue any more equity from the 2007 Plan and the 2010 Plan; therefore, the number of securities remaining available for future grants does not include amounts that would have otherwise been issuable under the 2007 Plan and the 2010 Plan.

        On June 25, 2013 the shareholders of Diligent approved the 2013 Incentive Plan to offer incentive stock options, non-qualified stock options, restricted shares of common stock and other forms of equity grants to employees, directors and consultants of the Company. The 2013 Incentive Plan is administered by the Board or a committee of the Board and provides for the grant of up to 8,500,000 shares of common stock. If Proposal 3 is approved at the Annual Meeting, 7,000,000 shares of common stock will be added to the number of shares authorized for issuance under the 2013 Incentive Plan.

U.S. Federal Income Tax Consequences

        The following is a brief, general summary of certain U.S. federal income tax consequences applicable to awards based on current federal income tax laws, regulations (including proposed regulations), and judicial and administrative interpretations.

        Incentive Stock Options.    In general, an ISO results in no taxable income to the optionee or deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired upon exercise of the ISO over the exercise price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however (i.e., a "disqualifying disposition") then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares upon exercise of the option over the exercise price (or, if less, the excess of the amount realized upon disposition over the exercise price). The excess, if any, of the sale price over the fair market value on the date of exercise will be short-term capital gain. In such case, the Company will generally be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee's income as compensation.

        Nonqualified Stock Options.    An optionee is not subject to income tax upon the grant of an NQSO. Upon exercise of an NQSO, however, he or she generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares transferred to him or her over the exercise price for the shares, with such fair market value generally determined on the date the shares are transferred pursuant to the exercise. The Company normally will be entitled to a deduction equal to the amount of ordinary income recognized by the individual in the year the income is recognized.

        Share Appreciation Rights.    In general, an individual will recognize ordinary income upon the exercise of a SAR in an amount equal to the amount of cash and the fair market value of our common stock or other property that he or she receives as a result of the exercise. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the individual in the same taxable year in which the income is recognized.

        Restricted Shares.    In general, an individual is not subject to income tax upon the grant of restricted shares. In the year that the restricted shares are no longer subject to a substantial risk of forfeiture, the individual will in general recognize ordinary income in an amount equal to the fair market value of the shares of our common stock transferred to him or her, generally determined on the date the restricted shares are no longer subject to a substantial risk of forfeiture, less the purchase price paid for such shares (if any) and the Company will in general receive a corresponding federal income tax deduction. If the restricted shares are forfeited, the individual will recognize no income. An individual may, however, elect under Section 83(b) of the Code to recognize the fair market value of our common stock as ordinary income at the time of grant of the restricted shares (which election must be made within thirty days of transfer), less any purchase price, in which case the Company will generally receive a corresponding deduction in such year. If the individual so elects, (i) he or she will not otherwise be subject to ordinary income tax in the year that the restricted shares are no longer subject to a substantial risk of forfeiture, and (ii) if the restricted shares are subsequently forfeited, he or she will be allowed no deduction for the forfeiture.

        Restricted Share Units.    An individual generally is not subject to income tax upon the grant of an RSU, nor does the grant of an RSU result in a deduction for the Company. In the year that the RSU is paid in shares of our common stock, cash or a combination thereof, the individual will in general recognize ordinary income in an amount equal to the fair market value of the shares of our common stock issued and the amount of cash received and the Company will in general receive a corresponding deduction.

        Performance Awards; Stock Bonuses and Other Awards.    The taxation of individuals who receive performance awards, stock bonuses and other awards will depend on the form and terms and conditions of the award but, in general, will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of our common stock paid, determined at the time of such payment, in connection with such awards. The Company normally will be entitled to a deduction at the time when, and in the amount that, the individual recognizes ordinary income.

        Section 409A of the Code.    Depending on the terms of a grant of RSUs, performance awards, other stock-based awards, and other awards, the award may be treated as deferred compensation subject to the rules under Section 409A of the Code. In that case, and if the award fails to satisfy applicable requirements under such rules, an individual may be subject to early income recognition and additional taxes and interest.

        Section 162(m) of the Code.    Section 162(m) of the Code places an annual U.S. $1 million per person limit on the deductibility of compensation paid by us to certain executives. The limit, however, does not apply to "qualified performance-based compensation." We believe that awards of options, SARs and certain other "performance-based compensation" awards under the Plan will qualify for the performance-based compensation exception to the deductibility limit. Other awards, such as restricted shares and RSUs, if not subject to an achievement of performance goals based on the Section 162(m) business criteria disclosed above, may not be deductible by the Company under Section 162(m) of the Code, depending on the circumstances of the individual in the year the award becomes subject to federal income tax.

        Certain Other Tax Issues.    In addition to the matters described above, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules, and (ii) if the exercisability or vesting of an award is accelerated because of a change in control, such award (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and may not be deductible by the Company.

        Future Grants.    The Board intends to grant to our non-employee directors, other than Mr. Liptak and Mr. Petersen, while he continues to serve as our Executive Vice Chairman, a grant of stock with a value of U.S. $80,000 in equal installments at the end of each quarter of the 2015 calendar year in respect of Board service for 2015. The number of shares to be issued will be based on the volume weighted average trading price of our common stock on our primary trading market for the 20 trading days immediately prior to such date, and will be pro-rated for any director who served on the Board for less than the full fiscal year.

        Because subsequent awards that will be made to the executive officers and directors pursuant to the Plan are within the discretion of the Board or the Committee, it is not possible to determine the benefits that will be received by executive officers and directors if the Plan is approved by the shareholders.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 2013 INCENTIVE PLAN TO INCREASE TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE BY 7,000,000 SHARES.

 PROPOSAL FOUR
RE-ELECTION OF NOMINEES AS CLASS III DIRECTORS

        The Company's Certificate of Incorporation provides for a classified board as permitted by Section 141(d) of the DGCL, and that the classes will be as nearly equal in number as possible. The Company currently has two directors in Class I, two in Class II and two in Class III.

        Pursuant to the Certificate of Incorporation and the DGCL, at each Annual Meeting only two out of the six directors divided into classes (out of the seven member board) will stand for re-election. The seventh director, David Liptak, is elected by the holders of our Series A Preferred Stock, and is, therefore, not subject to rotation under the NZX Rules (further to NZX Rule 3.3.12(a)), the DGCL or the Certificate of Incorporation. The DGCL and the Certificate of Incorporation do not permit the Company to require any directors whose terms are classified to stand for election more frequently than the term of the class to which he or she was elected or appointed.

        Pursuant to our Certificate of Incorporation, the term of Class III directors will expire at the 2015 Annual Meeting of Shareholders. The nominees to be re-elected as Class III directors pursuant to this Proposal 4, each with a three-year term expiring at the 2018 Annual Meeting of Shareholders, subject to the valid election and qualification of their respective successors, are described below. If the shareholders approve Proposal 1 to de-classify the terms of the Board, these directors will hold office until the Annual Meeting of Shareholders in 2016 and until their successors are elected and qualified. If the shareholders do not approve Proposal 1, such directors will hold office until the 2018 Annual Meeting of Shareholders and until their successors are elected and qualified. The Board has nominated each of the candidates for re-election and expects that each of the nominees will be available for re-election as a director. However, if by reason of an unexpected occurrence, one or more nominees are not available for re-election, that nominee's re-election will not be voted upon and the Board will in due course appoint an appropriate alternative director.

        Further to the requirements of NZX Rule 3.3.13, the nominees standing for re-election will be voted on individually.

        All the nominees have consented to being named in this proxy statement and to serve as a director if re-elected. Additionally, in the event the shareholders approve Proposal 1, all the nominees have consented to hold office until the Annual Meeting of Shareholders in 2016 and until their successors are elected and qualified.

Nominees for Re-election

Name, age and present position, if any, with the Company	Period served as director, other business experience
Mark Russell, 58 (Class III)	Mr. Russell has served on our Board since September 2007. Mr. Russell joined Canterbury Chambers, where he serves as a commercial barrister, commercial mediator and arbitrator, in January 2015. Until 2015, Mr. Russell was a senior commercial partner of the New Zealand law firm Buddle Findlay, acting for a wide range of public and private companies and has extensive experience in corporate finance and structuring, and banking and insolvency. He acted for a number of companies listed on the NZX Main Board and NZX Alternative Market, with particular emphasis on the NZX Rules, compliance advice, initial listing and IPOs. He gave banking and securities advice to New Zealand and overseas banks and overseas law firms, and he also provided advice to trustee companies and issuers on public securities issues and managed funds. He was ranked as a leading individual in banking and finance in Asia Pacific Legal 500 2010. Mr. Russell was selected as a director because of his familiarity with our Company as a result of having served as a director since our initial public offering in New Zealand, and his broad legal experience is seen as an asset to the Company.
It has been determined by the Board that Mr. Russell is an independent director for the purposes of the NZX Rules and the NASDAQ Rules.
Alessandro Sodi, 55 (Class III)
Mr. Sodi serves as our Chief Executive Officer and President and a director of the Board. Before our founding in 1998, Mr. Sodi served as an officer of our predecessor entity, Diligent Board Member Services, LLC, which was previously known as Manhattan Creative Partners, LLC ("MCP"), a consulting firm specializing in software development and the internet. Subsequently, in 2003, MCP switched its focus to corporate governance service delivery. From 2001 to 2003, Mr. Sodi managed the development of software that would become the Diligent Boardbooks system. Mr. Sodi was selected as a director because as the Company's Chief Executive Officer and President, he has in-depth knowledge of the Company's operations, strategy and competitive position.
It has been determined by the Board that Mr. Sodi is not an independent director for the purposes of the NZX Rules or the NASDAQ Rules.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RE-ELECTION OF EACH OF THE NOMINEES AS A CLASS III DIRECTOR.

Other Members of the Board

        The Board currently consists of 7 directors, each of whom, other than the nominees for re-election, is described below. The term of the Class I directors shall expire at the 2016 Annual Meeting of Shareholders, subject to the valid election and qualification of their respective successors. The term of the Class II directors shall expire at the 2017 Annual Meeting of Shareholders, subject to the valid election and qualification of their respective successors. Alternatively, if the shareholders approve Proposal 1 to de-classify the Board, the terms of both the Class I and the Class II directors (along with the Class III directors, as described above) shall expire at the 2016 Annual Meeting of Shareholders. Each of the Class I, II and III directors have agreed that their terms shall expire at the 2016 Annual Meeting of Shareholders if the shareholders approve Proposal 1. The Series A Director will serve in office until his successor is validly elected and qualified or until such time that he is removed by the holders of our Series A Preferred Stock.

Name, age and present position, if any, with the Company	Period served as director, other business experience
Greg B. Petersen, 52 (Class I)	Mr. Petersen has served as a director since April 2013 and is currently Executive Vice Chairman of the Company, a position he has served in since September 2014. Mr. Petersen also serves on the board of directors of two other companies. He has served on the Board of PROS Holdings, Inc. (NYSE: PRO) since 2007 and is currently the compensation committee chairman for PROS. He has served on the Board of Piksel, Inc. since 2012 and is currently the audit committee and compensation committee chairman for Piksel. Previously Mr. Petersen was the executive vice president and chief financial officer for several technology companies, including: Activant Solutions, Inc. a provider of business management solutions to retail and wholesale distribution businesses from 2001-2007; Lombardi Software, Inc. a business process management software provider, which was sold to IBM, from 2008 to 2010; and CBG Holdings from 2011-2012. Mr. Petersen also served in finance and treasury roles with Trilogy Software (a provider of enterprise software and business services), in planning and development roles with RailTex (a short-line and regional rail service provider), and in finance and strategy roles at American Airlines. Mr. Petersen holds a Bachelor of Arts in Economics from Boston College and a Master of Business Administration from the Fuqua School of Business at Duke University. Mr. Petersen has business and leadership experience in software companies, merger and acquisition experience, and extensive accounting and risk management knowledge.

It has been determined by the Board that Mr. Petersen is not an independent director for the purposes of the NZX Rules and the NASDAQ Rules while he is serving as the Company's Executive Vice Chairman.

Name, age and present position, if any, with the Company	Period served as director, other business experience
A. Laurence Jones, 62 (Class I)	Mr. Jones has served on our Board since November 2013. Mr. Jones currently serves as the Executive Chairman of Coalfire Systems, Inc., a provider of IT audit, security and compliance solutions. From January 2007 to June 2011, Mr. Jones served as Chief Executive Officer and a member of the board of directors of StarTek, Inc. (NYSE: SRT), a provider of outsourced call center and customer support services for the communications industry with over 9,000 employees in the United States, Canada and the Philippines. From 2004 to 2006, Mr. Jones was Chief Executive Officer and President of Activant Solutions, a vertical market ERP software company which was sold to Hellman and Freidman, a private equity firm, in May 2006. Prior to that, Mr. Jones was chairman of WebClients, an internet marketing firm from 2002 to 2004, and also served as Chairman and Chief Executive Officer of Interelate, Inc., a CRM services firm from 2002 to 2004. In addition, Mr. Jones served as President and Chief Executive Officer of MessageMedia (NASDAQ: MESG), an email marketing firm from 1999 to 2002. Mr. Jones also served as Chief Executive Officer of Neodata Services, Inc. from 1993 to 1998, was founding Chief Executive Officer of GovPX from 1992 to 1993, as Senior Vice President at Automatic Data Processing from 1987 to 1992 and spent the first 10 years of his career at Wang Laboratories from 1977 to 1987. He also serves on the Colorado Board of Directors at the National Association of Corporate Directors. Over the past 10 years, Mr. Jones has served as a director of numerous public and private companies, including Comverge, Inc., Work Options Group, Exabyte, Activant Solutions, Realm Solutions, SARCOM, WebClients, DIMAC and Fulcrum Analytics. Mr. Jones currently serves as a director of Essential Power, LLP, a private power company. Mr. Jones was selected as a director due to his leadership experience at technology companies, his financial and accounting experience and his expertise in governance matters.
It has been determined by the Board that Mr. Jones is an independent director for the purposes of the NZX Rules and the NASDAQ Rules.

Name, age and present position, if any, with the Company	Period served as director, other business experience
Hans Kobler, 49 (Class II)	Mr. Kobler currently serves as the Managing Director and Senior Advisor for Jenzabar Innovations, a provider of enterprise software, strategies and services for higher education, since 2013 and 2007, respectively. He also serves as Managing Director of Energy Impact Partners LLC since August 2014. In addition, Mr. Kobler is the Founder of Tensor Technology Partners, an investment and advisory firm focused on transformational technologies, where he has served as Managing Partner since 2010. Prior to Tensor, Mr. Kobler served as Executive Chairman, from April 2009 through October 2010, and Chief Executive Officer, from July 2005 through April 2009, of ICx Technologies, an advanced technology company he had founded. ICx Technologies completed an initial public offering, was listed on NASDAQ and subsequently sold to a strategic buyer. Prior to ICx Technologies, Mr. Kobler was the Chief Executive Officer of Digital Power Capital LLC, a private equity investment firm focused on innovative education software technologies. He has also worked for GE Capital as Head of Energy Technology Investing and Chief Quality Officer in their equity group, where he oversaw their energy technology investment efforts. In addition, Mr. Kobler served as a consultant at Bain & Company, where he advised corporate institutions in Europe, Asia and America. Mr. Kobler presently serves as a director of SensArray Infrared Corporation, Advanced Power Technology Colorado Inc. and Neocera, Inc. Mr. Kobler was selected as a nominee because of his leadership experience in the software and technology industries, as well as his experience in corporate finance and strategy.
It has been determined by the Board that Mr. Kobler is an independent director for the purposes of the NZX Rules and the NASDAQ Rules.
Mark Weldon, 47 (Class II)
Mr. Weldon has served on our Board since May 2012. Mr. Weldon currently serves as Chief Executive Officer of Media Works, New Zealand, a New Zealand television and radio station owner, a position he has held since August 2014. Mr. Weldon also currently owns and operates Terra Sancta Vineyards. From 2002 to 2012, Mr. Weldon served as a Chief Executive Officer of the NZX Limited ("NZX"). Prior to that, Mr. Weldon was an attorney at Skadden, Arps, Slade, Meagher & Flom and then became a Senior Engagement Manager at McKinsey & Company. Mr. Weldon graduated from Auckland University with a Masters degree in Economics (First Class Honours), a Bachelor of Commerce and a Bachelor of Arts. He then studied at Columbia University School of Law, graduating in 1997 with a law degree and a diploma in International Law. Mr. Weldon's experience in working in both the United States and New Zealand with listed companies, including as CEO of NZX, is seen as an asset to the Board.
It has been determined by the Board that Mr. Weldon is an independent director for the purposes of the NZX Rules and the NASDAQ Rules.

Name, age and present position, if any, with the Company	Period served as director, other business experience
David Liptak, 56 (Series A Director)	Mr. Liptak was elected Chairman of our Board in March 2010 and was elected as a director by the holders of our Series A Preferred Stock in April 2009. Mr. Liptak is the founder and Managing Partner of Spring Street Partners, L.P., which he formed in 1995. Mr. Liptak was the founder and President of West Broadway Partners, Inc., an investment partnership that ultimately managed more than U.S. $700 million in investor capital in the West Broadway Partners group of funds until March 2005. At that time, Mr. Liptak left the firm and began managing Spring Street Partners on a full-time basis. Spring Street Partners is the holder of 20 million shares of the Company's Series A Preferred Stock (representing a majority of the outstanding Series A Preferred Stock), and also holds approximately 5.9 million shares of the Company's common stock, representing beneficial ownership of approximately 24% of our common stock in the aggregate. Mr. Liptak was selected as a director by the holders of our Series A Preferred Stock due to Spring Street Partners' substantial investment in our capital stock, as well as due to Mr. Liptak's extensive financial and investment experience.
It has been determined by the Board that Mr. Liptak is not an independent director for the purposes of the NZX Rules, but is an independent director for the purposes of the NASDAQ Rules.

 CORPORATE GOVERNANCE

Independence Standards for Directors

        As our common stock is not listed on a U.S. national securities exchange, the Board has elected to evaluate the independence of our directors using the applicable listing standards of the The NASDAQ Stock Market (the "NASDAQ Rules"). A majority of our board members are independent directors based on the definition of independence in the NASDAQ Rules, specifically, A. Laurence Jones, Mark Russell, Mark Weldon, Hans Kobler and David Liptak. Under the NZX Rules, A. Laurence Jones, Mark Russell, Mark Weldon, and Hans Kobler are independent directors. Further, given that Mark Russell and Mark Weldon are New Zealand residents, the Company satisfies the requirement under the NZX Rules that at least two directors must be residents in New Zealand. In addition, Joseph Carrabino, Jr., who served on our Board during 2014, was an independent director in accordance with the NASDAQ Rules and the NZX Rules.

        None of the nominees, nor any other member of our Board or executive officers, have been involved in any legal proceeding enumerated in Securities and Exchange Commission Regulation S-K, Item 401, within the time periods described in that regulation.

Board Committees

        Our Board has three standing committees: an Audit and Compliance Committee, a Compensation Committee, and a Nominations Committee. Our Board has adopted charters for each of its standing committees. Copies of our committee charters are available on our website at www.boardbooks.com.

        Audit and Compliance Committee.    The Audit and Compliance Committee assists the Board in fulfilling its oversight responsibilities by reviewing the integrity of the Company's financial statements and financial reporting process; the qualifications, independence and performance of the Company's independent U.S. registered public accounting firm; and compliance with legal and regulatory requirements. The current charter of the Audit and Compliance Committee can be found at www.boardbooks.com under the "Investor Relations" tab. The main responsibilities of the Audit and Compliance Committee, as outlined in its charter, are as follows:

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  Oversight of Financial Disclosures

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  Review and discuss with management and the independent auditors the Company's accounting policies and practices used by the Company, the accounting treatment to be applied in respect of significant new transactions or other significant events not in the ordinary course of the Company's business and any significant changes in management's selection or application of accounting principles;

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  Review and, as pertinent, discuss with management and the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 114 relating to the conduct of the audit;

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  Oversee the Company's financial reports;

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    Review and discuss with management and the independent auditor any material off-balance sheet financing and any other material financial arrangement that does not appear in the financial statements of the Company; and

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    Discuss with management the Company's earnings press releases and review financial information and earnings guidance provided to analysts and to rating agencies.

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  Oversight of the Independent Auditor

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  Appoint, evaluate, compensate, oversee the work of, and if appropriate terminate the appointment of, the independent auditor, who shall report directly to the Committee;

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  Discuss with management and the independent auditor, the responsibility of the auditor under generally accepted auditing standards with respect to the Company's financial statements;

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  On an annual basis, review a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Company and discuss with the independent auditor any relationships or services that may impact the objectivity and independence of the independent auditor; and

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  At least annually, review a report by the independent auditor.

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  Oversee Attestation Engagements of Other Registered Public Accounting Firms

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  Appoint, evaluate, compensate, oversee the work of, and if appropriate terminate the appointment of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services.

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  Oversight of Internal Control and Risk Management

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  Review and advise the Chief Executive Officer and the Board with respect to the appointment, dismissal and replacement of the Chief Financial Officer and Chief Accounting Officer and consult with the Chief Executive Officer and the Compensation Committee about the performance evaluation and compensation of each;

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  Establish and oversee procedures for the receipt, retention and treatment of complaints regarding financial reporting and the confidential, anonymous submission by employees of concerns relating thereto;

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  Oversee management's design and maintenance of the Company's internal control over financial reporting and disclosure controls and procedures; and

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  Review and discuss with management and the independent auditor the Company's financial risk exposures and assess the policies and processes management has implemented to monitor and control such exposures.

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  Oversee Legal and Ethical Compliance

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  Obtain reports from management that the Company and its subsidiaries are in conformity with applicable legal requirements and the Company's code(s) of business conduct and ethics;

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  Review material legal and regulatory issues, and our legal and regulatory compliance programs periodically with a member of management;

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  Review and approve, if appropriate, transactions with interested or related parties; and

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  Review at least annually with management, compliance with the Company's code(s) of business conduct and ethics.

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  Report and Self-Evaluate

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  Oversee the preparation of and approve all reports required or appropriate in the conduct of the Committee's responsibilities;

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  Report regularly and in a timely manner to the Board on Committee findings and recommendations; and

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  Maintain open lines of communication among the Board, the independent auditor and management.

        The independent U.S. registered public accounting firm attends Committee meetings when requested.

        Pursuant to the Audit and Compliance Committee Charter, membership of the Committee consists of at least three directors, a majority of whom shall meet independence requirements and all of whom shall meet experience requirements in accordance with the applicable listing standards of The NASDAQ Rules, the U.S. Securities Exchange Act of 1934, as amended and the regulations thereto (the "Exchange Act") and the NZX Rules. At least one member of the Committee shall be an "audit committee financial expert" as defined in the Exchange Act and have the required "accounting or financial background" as defined by the NZX Rules.

        The Board has determined that all of the current members of the Audit and Compliance Committee, Messrs. Liptak, Jones and Kobler, are independent in accordance with the NASDAQ Rules and Messrs. Jones and Kobler are independent in accordance with the Exchange Act and NZX Rules. Mr. Liptak is not independent in accordance with the Exchange Act and NZX Rules due to his beneficial ownership of approximately 24% of the Company's common stock. The Board determined that Mr. Liptak should serve on the Audit Committee due to his experience in finance and familiarity with U.S. public company accounting and reporting. Mr. Jones is the Chairman of the Audit and Compliance Committee. The Board has determined that Mr. Jones qualifies as an "audit committee financial expert," and has the required "accounting or financial background" in accordance with the applicable rules of the Exchange Act and the NZX Rules.

        Compensation Committee.    The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of the Chief Executive Officer and the Company's other executive officers. The Compensation Committee is also responsible for the policy for compensation for senior management and the granting of stock options and other equity and incentive awards to employees. The current charter of the Compensation Committee can be found at www.boardbooks.com under the "Investor Relations" tab. The main responsibilities of the Compensation Committee, as outlined in its charter, are as follows:

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  Review and approve, or recommend for approval by the Board, the compensation of the Company's Chief Executive Officer and the Company's other executive officers;

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  Evaluate the CEO and oversee the evaluation of the Company's other executive officers and other members of senior management;

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  Periodically review and make recommendations to the Board with respect to incentive-compensation and equity-based plans that are subject to approval by the Board;

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  Exercise all rights, authority and functions of the Board under all of the Company's stock option, stock incentive, employee stock purchase and other equity-based plans;

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  When applicable, review and discuss annually with management the Company's "Compensation Discussion and Analysis;"

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  When applicable, review and make a recommendation to the Board for approval of the frequency with which the Company will conduct a shareholder advisory vote on executive compensation;

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  Review and submit the annual Compensation Committee Report required by Item 407(e)(5) of Regulation S-K;

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  Retain or obtain, in its sole discretion, the advice of compensation consultants, legal counsel or other advisors;

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  Make reports to the Board as necessary in furtherance of the fulfillment of its duties; and

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  Such other duties as may be delegated from time to time by the Board.

        The Compensation Committee has the exclusive authority to retain or terminate compensation consultants to be used to assist the Compensation Committee in the evaluation and determination of the Company's compensation for its CEO and other executive officers. In 2014, Compensia was retained by the Compensation Committee to advise with regard to management's and key employees' compensation program structure.

        Pursuant to the Compensation Committee Charter, membership of the Committee consists of two or more directors, a majority of whom shall meet independence requirements in accordance with the applicable listing standards of The NASDAQ Rules and the NZX Rules. A majority of the members of the Committee shall also qualify as "outside directors" within the meaning of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder, and as "non-employee directors" under Rule 16b-3 of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act").

        If any member of the Committee shall not satisfy the requirements of a "non-employee" for purposes of Rule 16b-3, the Committee shall delegate to the Board or to a subcommittee of the Committee consisting of at least two members, each of whom satisfies the requirements of a "non-employee" director for purposes of Rule 16b-3, all approvals, certifications and administrative and other determinations with respect to equity-based compensation intended to satisfy the exception provided under Rule 16b-3, and the Board or such subcommittee shall have the full authority of the Committee with respect to such matters. At any time after a Company compensation plan is subject to Section 162(m) of the Code, if any member of the Committee shall not satisfy the requirements of an "outside director" for purposes of the Section 162(m) Rules, the Committee shall delegate to a subcommittee of the Committee consisting of at least two members, each of whom satisfies the requirements of an "outside director" for purposes of the Section 162(m) Rules, all approvals, certifications and administrative and other determinations with respect to compensation intended to satisfy the requirements for the "qualified performance-based compensation" exception under the Section 162(m) Rules and such subcommittee shall have the full authority of the Committee with respect to such matters.

        The Board has determined that Messrs. Jones and Russell, are independent in accordance with the NASDAQ Rules and the NZX Rules and also qualify as "outside directors" within the meaning of the Section 162(m) of the Code and "non-employee" directors for purposes of Rule 16b-3. The Board has determined Mr. Petersen does not meet these criteria while he serves as the Company's Executive Vice Chairman, but that Mr. Petersen should continue to serve on the Compensation Committee due to his experience with executive compensation matters and the Company's executive agreements and compensation plans. Accordingly, the Compensation Committee has formed the Incentive Plan Subcommittee, consisting of Messrs. Jones and Russell, to perform the functions of the Compensation Committee described above. Mr. Jones is the Chairman of the Compensation Committee.

        Nominations Committee.    The Nominations Committee assists the Board in fulfilling its oversight responsibilities by identifying individuals qualified to serve on the Board, recommending nominees to serve on the Board and Board Committees and reviewing directors' fees. The current charter of the Nominations Committee can be found at www.boardbooks.com under the "Investor Relations" tab. The main responsibilities of the Nominations Committee, as outlined in its charter, are to:

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  Oversee the Company's policies for identifying and nominating qualified candidates for the Board;

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  Identify, screen and review individuals qualified to serve as directors, consistent with qualifications or criteria approved by the Board;

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  Review annually with the Board the composition of the Board as a whole;

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  Review annually the relationships between directors, the Company and members of management and recommend to the Board whether each director qualifies as "independent" under the Board's definition of "independence" and the NASDAQ Rules and the NZX Rules;

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  Review periodically the size of the Board and recommend to the Board any appropriate changes;

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  Develop, subject to approval by the Board, a process for an annual evaluation of the Board and its committees and oversee the conduct of this annual evaluation;

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  Review the Board's committee structure and composition and make recommendations to the Board regarding the appointment of directors to serve as members of each committee and committee chairmen annually;

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  Review and recommend to the Board for approval any changes in the compensation of directors;

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  Review and discuss with management the disclosure regarding the operations of the Committee and director independence, and to recommend that this disclosure be, included in the Company's proxy statement or annual report on Form 10-K, as applicable;

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  Develop and oversee a Company orientation program for new directors and a continuing education program for current directors; and

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  Make reports to the Board as necessary in furtherance of the fulfillment of its duties.

        Pursuant to the Nominations Committee Charter, membership of the Committee consists of two or more directors, a majority of whom shall meet independence requirements in accordance with the applicable listing standards of the NZX Rules and all of whom shall meet independence requirements in accordance with The NASDAQ Rules.

        The Board has determined that all three current members of the Nominations Committee, Messrs. Liptak, Kobler and Russell, are independent in accordance with the NASDAQ Rules. Messrs. Kobler and Russell are independent in accordance with the NZX Rules. As disclosed above, Mr. Liptak is not regarded as independent under the NZX Rules. Mr. Liptak is the Chairman of the Nominations Committee.

Director Nomination Process

        The Company's goal is to assemble a Board that brings to the Company a variety of perspectives and skills derived from business and professional experience. The Board considers a variety of criteria when evaluating potential Board members, as described below, and expects that its candidates be of the highest ethical character, share the values of the Company, be capable of discharging their fiduciary duties to the shareholders of the Company, have reputations, both personal and professional, consistent with the image and reputation of the Company, be highly accomplished in their respective fields, and possess the relevant expertise and experience necessary to assist the Company with enhancing shareholder value.

        The Board considers nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. The Nominations Committee seeks new nominees for election to the Board, when necessary, through a variety of channels, including informal recommendations through business and personal contacts. Current members of the Board and the CEO are polled for suggestions. In addition, research also may be performed to identify qualified individuals. To date, the

Company has not engaged third parties to identify, evaluate, or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.

        Pursuant to NZX Rule 3.3.5, shareholders of the Company have the right to propose nominees for directors of the Company to be elected at each Annual Meeting of Shareholders in accordance with the opening date and closing date for nominations announced by the Company for each applicable annual meeting. Under the U.S. federal securities laws, shareholders who submit a nomination pursuant to NZX Rule 3.3.5 are also required to submit a filing with the SEC containing the information required by Schedule 14N and comply with Article 2.10(c) of the Company's Bylaws. Article 2.10(c) stipulates information that a nominator is required to provide about a nominee to the Company. The information required to be provided reflects the information about a nominee that is required to be provided to the Company under U.S. law for inclusion in the Company's proxy statement (notice of meeting). If this information is not made available to the Company for inclusion in the proxy statement, the Company would be in breach of U.S. law if it were forced to include such a nominee, as its proxy statement would be non-compliant with the requirements of the U.S. securities laws. The invalidation of a nomination by the operation of Article 2.10(c) and US law is inconsistent with NZX Rule 3.3.5 which prohibits any precondition being placed on the nomination of an individual for election as a director at the Company's annual meeting. However, on 16 November 2007, the Company was granted various waivers from the NZX Rules. One of the waivers granted, permits the Company not to comply with an NZX Rule if and only if such compliance would place the Company in breach of Delaware or U.S. laws. As compliance with NZX Rule 3.3.5 would result in such a breach the Company has relied on the waiver.

        The Board will evaluate any candidate recommended for nomination as a director, whether proposed by a shareholder, or identified through the Board's own search processes, about whom it is provided appropriate information in a timely manner.

        All new candidates for election to the Board and all Board members eligible for nomination for re-election to the Board are evaluated based upon a variety of criteria, including the following:

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  Whether the candidate has the highest level of personal and business integrity and a reputation for integrity, honesty and fair dealing in the business community and such candidate's local community;

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  Whether the candidate has the requisite senior level executive experience with management responsibilities or if such candidate been engaged extensively in advising corporations as either an accountant or lawyer;

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  Whether the candidate's personality is conducive to working effectively and on a collaborative basis with the other directors on Board matters;

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  The absence of conflicts of interest;

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  Whether the candidate has the expertise or skill set which is needed on the Board;

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  Whether the candidate has a level of financial literacy as would be appropriate for evaluating budgets and financial statements; and

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  Whether the candidate has experience in the software as a service industry or exposure to the board portal business.

        The Nominations Committee does not have a policy with respect to the consideration of diversity in identifying director nominees. While the Nominations Committee focuses on obtaining a diversity of professional expertise on the Board rather than a diversity of personal characteristics, it recognizes the desirability of racial, ethnic and gender diversity and considers it an additional benefit when a new director can also increase the personal diversity of the Board as a whole. The Nominations Committee and the Board may also consider such other factors as it may deem to be in the best interests of the Company and its shareholders.

Board Leadership Structure and Role in Risk Oversight

        Mr. Liptak serves as the Chairman of the Board and Mr. Sodi serves as the Chief Executive Officer of the Company. The Board believes that separate Chairman and Chief Executive Officer roles are appropriate for the Company at this time and this practice is consistent with NZX's Corporate Governance Best Practise Code. The Company has not designated a lead independent director.

        Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational and strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. As disclosed in Item 9A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC on March 18, 2013 (the "2012 Annual Report on Form 10-K"), the Board adopted resolutions relating to the improvement of our internal controls and governance. In implementing these resolutions, the Board and its Committees have sought to address the risks relating to our need to comply with dual regulatory regimes including U.S. securities laws as an SEC reporting company and New Zealand securities and financial reporting laws and the NZX Rules requirements. Since April 2013, the Board has included reporting on compliance as a standard agenda item at its general meetings (other than meetings on an ad hoc basis or dealing with special items).

        Various committees of the Board also have responsibility for risk management. The Audit and Compliance Committee, in connection with its quarterly and annual review of our financial statements, receives reports from our Chief Financial Officer and our independent U.S. registered public accounting firm regarding significant risks and exposures and assesses management's steps to minimize them. In addition, the Audit and Compliance Committee has additional express responsibilities for regulatory compliance and internal controls and procedures. Mr. Petersen serves as the Board's point person on compliance issues. In setting compensation, the Compensation Committee works with management to create incentives that encourage a level of risk-taking that is consistent with our business strategy and the goal of maximizing shareholder value.

Attendance at Board and Committee Meetings

        During the fiscal year ended December 31, 2014, (a) the Board held ten meetings and acted two times by written consent; (b) the Audit and Compliance Committee held fifteen meetings; (c) the Nominations Committee held two meetings; and (d) the Compensation Committee held seven meetings and acted once by written consent. Other than Mark Weldon, each director attended at least 75% of the meetings of the Board and the meetings of the committees of which such director was a member during the fiscal year ended December 31, 2014. The Company's policy is to ask directors to attend, in person or by video conference, the Annual Meeting of Shareholders, and all of our then-current directors attended the 2013 Annual Meeting of Shareholders.

COMMUNICATIONS FROM SHAREHOLDERS

        Shareholders may send communications to the Board at the Company's business address at 1385 Broadway, 19th Floor, New York, New York 10018, Attn: Office of the Corporate Secretary.

        Upon receipt of a communication for the Board or an individual director, the Corporate Secretary will promptly forward any such communication to all the members of the Board or the individual director, as appropriate. If a communication to an individual director deals with a matter regarding the Company, the Corporate Secretary or appropriate officer will forward the communication to the entire Board, as well as the individual director.

        If the communication involves material non-public information, the Board or individual director will not provide a response to the shareholder. The Company may, however, publicly provide information responsive to such communication if (following consultation with the office of the Corporate Secretary or other advisors, as the Board determines appropriate) the Board determines disclosure is appropriate. In any case, the responsive information will be provided in compliance with Regulation FD, our Regulation FD Policy and other applicable laws and regulations, including the NZX Rules, if at all.

Executive Officers

        The following persons currently serve as our executive officers in the capacities indicated below. Our executive officers are responsible for the management of our operations, subject to the oversight of the Board.

Name	Position & Other Business Experience
Alessandro Sodi, 55 Director, CEO, President	Please see biographical information for Alessandro Sodi under the heading "Nominees for Re-election" on page 25.
Alexander Sanchez, 37 Interim Chief Financial Officer

Mr. Sanchez has served as our Interim Chief Financial Officer since May 21, 2014 and served as our Controller since September 2013. Mr. Sanchez joined the Company in September 2013 from Zara USA Inc., where he served as CFO. Before Zara USA Inc., Mr. Sanchez was with Sirius XM Satellite Radio and with PricewaterhouseCoopers, LLP. Mr. Sanchez has over 15 years of experience providing a broad range of financial reporting, auditing and business advice and is a Certified Public Accountant.

Michael Flickman, 52 Chief Technology Officer, EVP

Mr. Flickman serves as our Executive Vice President and Chief Technology Officer ("CTO"). Prior to joining the Company in September 2011, Mr. Flickman served as CTO at Survey Sampling International from July 2008 to August 2011. Prior to that time, Mr. Flickman served as CTO at CYA Technologies, Inc. since November 2004. Mr. Flickman has been working in the technology field for nearly 30 years, specializing in commercial software development, infrastructure architecture and management, enterprise software, product management, development process improvement and project management.

Jeffrey Hilk, 51 Director of Client Services, EVP

Mr. Hilk serves as Executive Vice President and Director of Client Services, and has global responsibility for Account Management and worldwide Client Support. Prior to joining the Company in March 2011, Mr. Hilk held senior-level sales positions with IT consulting firms, specifically Shore Group, Inc. from November 2009 to March 2011 and Presidio Networked Solutions from July 2007 to November 2009. Mr. Hilk has more than twenty-five years of experience in the technology industry, having led teams in account management, sales, product management and engineering, during his career at large multi-national companies such as NCR, AT&T, McDonnell-Douglas Aerospace Corp., and Boundless Corporation.

Name	Position & Other Business Experience
Thomas N. Tartaro, 52 General Counsel, Corporate Secretary, EVP

Mr. Tartaro serves as our Executive Vice President, General Counsel and Corporate Secretary. Prior to joining the Company in June 2013, he was Corporate Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary at Open Solutions, Inc. (NASDAQ: OPEN), a multinational provider of enterprise-wide SaaS and technology license solutions for financial institutions, from 2001-2012. Prior to that, Mr. Tartaro was in private practice in the Washington, D.C. area for ten years with law firms such as LeBouef, Lamb and Preston, Gates, among others.

Code of Conduct

        We have a written Code of Conduct that applies to all employees, including our Chief Executive Officer, Chief Financial Officer and Treasurer. The full text of our Code of Conduct is published on our website at www.boardbooks.com under the "Investor Relations—Corporate Governance" caption. We will disclose any future amendments to, or waivers from, certain provisions of the Code of Conduct applicable to our Chief Executive Officer and Chief Financial Officer on our website within four business days following the date of any such amendment or waiver.

Compensation Committee Interlocks and Insider Participation

        Messrs. Petersen, Russell, Jones and Weldon each served on the Compensation Committee for the fiscal year ended December 31, 2014. There are no Compensation Committee interlocks between the Company and other entities involving the Company's executive officers and directors required to be reported under the rules and regulations of the Exchange Act. None of the Compensation Committee members were involved in any transactions requiring disclosure as a related party transaction under the rules of the Exchange Act.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company's securities with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon the Company's review of copies of Forms 3, 4 and 5 furnished to the Company, the Company believes that during the fiscal year ended December 31, 2014 all of its directors, executive officers and any other applicable shareholders timely filed all reports required by Section 16(a) of the Exchange Act.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED SHAREHOLDER MATTERS

        The following table provides information concerning beneficial ownership of our common stock as of March 6, 2015 by:

  •
  Each person who is known to us to be the beneficial owner of 5% or more of our common stock;

  •
  Each of our directors and nominees;

  •
  Each of our executive officers named in the Summary Compensation Table; and

  •
  All of our directors and executive officers as a group.

        Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of our common stock and preferred stock shown as beneficially owned by them. Beneficial ownership representing less than one percent is denoted with an asterisk ("*").

        Unless otherwise indicated, the principal address of each of the persons below is c/o Diligent Board Member Services, Inc., 1385 Broadway, 19th floor, New York, NY 10018.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Outstanding Shares(2)
Officers and Directors
Alessandro Sodi, Director, CEO, President(3)	5,067,915	5.64%
David Liptak, Chairman; Director(4)	25,896,973	24.22%
A. Laurence Jones, Director(5)	50,863	*
Hans Kobler, Director	144,664
Greg Petersen, Executive Vice Chairman, Director	181,823	*
Mark Russell, Director	126,932	*
Mark Weldon, Director(6)	115,975	*
Michael Flickman, Chief Technology Officer, EVP	200,000	*
Jeffrey Hilk, Director of Client Services, EVP	210,000	*
Alexander Sanchez, Interim CFO	2,500	*
Thomas N. Tartaro, General Counsel, Corporate Secretary, EVP(7)	38,500	*
Carl D. Blandino, Former Chief Financial Officer, EVP	0	*
All directors and executive officers as a group (11 persons)	32,036,145	29.06%
5% Security Holders
Spring Street Partners, L.P.(4)	25,896,973	24.22%
Carroll Capital Holdings, LLC(8)	14,989,763	15.47%
Accident Compensation Corporation(9)	5,506,681	6.34%
HSBC Nominees (New Zealand) Limited	6,761,837	7.78%
Wasatch Advisors, Inc.(10)	7,383,651	8.50%
Harbour Asset Management Limited(11)	6,547,153	7.53%
Wasatch International Growth Fund(12)	4,379,359	5.04%

(1)
Includes (i) stock held in joint tenancy, (ii) stock owned as tenants in common, (iii) stock owned or held by spouse or other members of the individual's household, and (iv) stock in which the individual either has or shares voting and/or investment power, even though the individual disclaims any beneficial interest in such stock.

(2)
Shares of common stock subject to options currently exercisable or exercisable on or before May 5, 2015, as well as shares of common stock underlying RSUs vesting and deliverable to the grantee on or before May 5, 2015, and shares of common stock issuable upon conversion of the Series A Preferred Stock, are deemed outstanding and beneficially owned by the person holding such options, RSUs or Series A Preferred Stock for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

(3)
Includes (i) 2,167,915 shares of common stock directly owned; and (ii) 2,900,000 shares of common stock subject to options currently exercisable. Does not include (i) 2,250,000 shares of common stock underlying PSUs for which performance targets have been satisfied but have not vested and become deliverable on or before May 5, 2015 and (ii) 250,000 shares of common stock underlying PSUs for which performance targets have not been determined to be satisfied.

(4)
Includes shares of common stock beneficially owned by Spring Street Partners, L.P., with a principal address at 488 Madison Avenue, 21st Floor, New York, New York 10022. David Liptak is the sole manager and member of West Broadway Advisors, L.L.C., which is the sole general partner of Spring Street, L.P. Spring Street Partners, L.P. is the beneficial owner of 25,896,973 shares of common stock, which include (i) 20,000,000 shares of Series A Preferred Stock that are convertible into common stock on a one to one basis and (ii) 5,896,973 shares of common stock.

(5)
Includes (i) 26,667 shares of common stock directly owned; and (ii) 8,407 shares of common stock beneficially owned by Aegis Management, LLC, with a principal address at 840 Sixth Street, Boulder, Colorado 80302. Mr. Jones and his spouse are the sole members of Aegis Management, LLC.

(6)
Includes 100,186 shares of common stock beneficially owned by Lola Nominees Limited, an entity wholly owned by Mark Weldon, with a principal address at 3 Ree Crescent, Cromwell, Central Otago, 9310 New Zealand.

(7)
Includes 25,000 shares of common stock subject to options exercisable on or before May 5, 2015.

(8)
Includes (i) 10,000,000 shares of Series A Preferred Stock and 3,389,763 shares of common stock owned by Carroll Capital Holdings LLC; (ii) 600,000 shares owned by Kenneth Carroll, Trustee, the Elizabeth Carroll 2012 Descendants Trust; and (iii) 1,000,000 shares owned by the Kenneth Carroll 2012 Family Trust. Carroll Capital Holdings, LLC's principal address is 94 Long Pond Road, Hewitt, New Jersey 07421.

(9)
Based on an SSH Notice filed in New Zealand by Accident Compensation Corporation ("ACC") on March 2, 2015, Nicholas Bagnall, Blair Tallot, Paul Robertshawe, Blair Cooper and Jason Familton are employees and portfolio managers or equity analysts for ACC. Under current ACC investment policies, they have the discretion to exercise control over some or all of the rights to vote and the power to acquire or dispose of some or all of the securities of which ACC is the beneficial owner. ACC's principal address is Justice Centre, 19 Aitken Street, PO Box 242, Wellington, New Zealand.

(10)
Based on an SSH Notice filed in New Zealand by Wasatch Advisors, Inc. ("Wasatch"), dated January 13, 2015, is an investment manager with investment and voting discretion for mutual funds and institutional accounts. Wasatch's principal address is 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108. As of March 27, 2013, Wasatch became a substantial security holder.

(11)
Based on an SSH Notice filed in New Zealand by Harbour Asset Management Limited on August 13, 2014. Harbour Asset Management Limited has the powers of investment to acquire and dispose of interests in securities on behalf of its clients. Harbour Asset Management Limited has a principal address of Level 12, 171 Featherston Street, Wellington, New Zealand.

(12)
Based on an SSH Notice filed in New Zealand by Wasatch International Growth Fund ("WIGF") on April 1, 2014, WIGF is an investment manager with investment and voting discretion for mutual funds and institutional accounts. WIGF's principal address is 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108. As of March 27, 2014, Wasatch became a substantial security holder. The common stock held in the name of WIGF also forms part of Wasatch's holding for the purposes of the Financial Markets Conduct Act 2013.

          We are not aware of any arrangements involving our shareholders, the operation of which would result in a change of control.

EXECUTIVE COMPENSATION

          The summary compensation table below summarizes information concerning compensation for the twelve months ended December 31, 2014 and the twelve months ended December 31, 2013, of our Chief Executive Officer, our former Chief Financial Officer and our two other most highly compensated executive officers during our 2014 fiscal year. We refer to these individuals as the "Named Executive Officers."

SUMMARY COMPENSATION TABLE

          The following table sets forth information with respect to the compensation of our Named Executive Officers for services in all capacities to us and our subsidiaries.

Name and Principal Position	Year	Salary (US$)	Bonus (US$)(1)	Stock Awards (US$)		Option Awards (US$)(2)		Non-Equity Incentive Plan Compensation (US$)(3)		All other Compensation (US$)(4)		Total (US$)
Alessandro Sodi	2014	582,611	150,000	—		—		1,868,858	(5)	35,276		2,636,745
Chief Executive	2013	631,164	300,000	6,976,800	(6)	2,276,053	(7)	—		15,850		10,199,867
Officer
Jeff Hilk	2014	175,000	—	204,800	(8)	209,702		392,360	(9)	18,912		1,000,774
Executive Vice	2013	143,750	—	—		—		344,078	(9)	10,062		497,890
President, Client
Services
Thomas N. Tartaro(10)	2014	295,833	—	281,600	(8)	288,341		265,225	(11)	31,605		1,162,604
General Counsel &	2013	148,958	74,500	290,520	(12)	279,327		—		7,197		800,502
Corporate Secretary
Carl D. Blandino(13)	2014	120,548	—	—		—		250,000	(11)	388,231	(14)	758,779
Former Chief	2013	198,087	98,500	591,800	(12)	740,890		—		5,165		1,634,442
Financial Officer

(1)
These amounts represent discretionary bonuses approved by the Board or the Compensation Committee, as applicable. Mr. Sodi was awarded an annual bonus of $150,000 in each of April 2014 and April 2013, and a discretionary bonus of $150,000 in December 2013, payable in 2014 upon determination of the performance condition set forth in certain of the PSU grants, in connection with entering into the Amendment to Replacement Grant Agreement as described herein. Mr. Blandino and Mr. Tartaro were each awarded a prorated 2013 annual bonus in accordance with the terms of their respective employment agreements. These bonuses were paid to Mr. Blandino and Mr. Tartaro after our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 was filed with the SEC.

(2)
The amounts reported in this column represent the aggregate grant date fair value of the stock option awards granted to the Named Executive Officers in 2013 and 2014, respectively. The assumptions made in calculating the grant date fair value amounts for stock option awards are incorporated herein by reference to the discussion of those assumptions in Note 14 to the financial statements contained in our 2014 Form 10-K. Note that the amounts reported in this column reflect our accounting cost for the stock option awards, and do not correspond to the actual economic value that will be received by the Named Executive Officers from the awards.

(3)
In June 2014, the Compensation Committee adopted the 2014 Cash Bonus Plan (the "Cash Bonus Plan"), whereby employees are eligible to receive performance-based awards based on the achievement of corporate and individual targets. In March 2015, the Incentive Plan Subcommittee of the Compensation Committee determined that the Company wide performance goals for 2014—the revenue goal of $80,674,207 and the EBITDA (minus CAPEX) goal of $17,798,259—were met at above-target and target levels. Therefore, Mr. Sodi, Mr. Hilk and Mr. Tartaro were awarded bonuses relating to 2014 performance under the Cash Bonus Plan in March 2015 of $455,525, $87,380 and $195,225, respectively.

(4)
The amounts reported in this column represent amounts paid for health benefits and the matching funds we provide in connection with the Named Executive Officers' contributions to our 401(k) savings plan.

(5)
Includes a performance fixed cash award of $4.2 million under the amended Replacement Grant Agreement (as defined below), which was earned as a result of our achievement of a specified growth in revenue over the performance period from July 1, 2013 through June 30, 2014. The award is payable in three installments of $1.4 million each, with the first payment being paid in the third quarter of 2014 and the remaining two payments due March 30, 2015 and March 30, 2016.

(6)
Includes 2,250,000 shares of common stock, subject to performance share units ("PSUs") granted pursuant to the amended Replacement Grant Agreement, subject to a performance target which was met as a result of our achievement of a specified growth in revenue over the performance period from July 1, 2013 through June 30, 2014; and 250,000 shares of common stock, subject to PSUs, that will be awarded only if certain performance targets are achieved over the course of four, one year measurement periods beginning April 1, 2013, subject, in each case, to vesting based on continued employment. The amounts in this column reflect the grant date fair value of the PSUs computed in accordance with ASC Topic 718 based on the closing price of our common stock on the grant date. The grant date fair value of PSUs granted to Mr. Sodi in 2013 were determined based on the vesting of 100% of the nominal PSUs awarded. The assumptions made in calculating the grant date fair value amounts for PSUs are incorporated herein by reference to the discussion of those assumptions in Note 14 to the financial statements contained in the 2014 Form 10-K. Note that the amounts reported in this column reflect our accounting cost for the PSUs, and do not correspond to the actual economic value that will be received by our Chief Executive Officer from the awards.

(7)
Includes 1,600,000 shares subject to options granted on December 23, 2013 pursuant to the amended Replacement Grant Agreement and exercisable as of December 31, 2013.

(8)
The amounts reported for Mr. Tartaro and Mr. Hilk in 2014 include restricted stock units (the "RSUs") computed in accordance with ASC Topic 718 based on the closing price of our common stock on June 20, 2014, which is the grant date of the RSUs for accounting purposes. The assumptions made in calculating the grant date fair value amounts for RSUs are incorporated herein by reference to the discussion of those assumptions in Note 14 to the financial statements contained in our 2014 Form 10-K. Note that the amounts reported in this column reflect our accounting cost for the RSUs, and do not correspond to the actual economic value that will be received by the Named Executive Officers from the awards.

(9)
Includes incentive compensation paid to Mr. Hilk pursuant to the terms of his March 2011 offer letter in the amounts of $304,980 and $344,078 in 2014 and 2013, respectively.

(10)
Mr. Tartaro was hired as our Executive Vice President, General Counsel and Corporate Secretary, effective June 17, 2013.

(11)
In September 2013, the Compensation Committee adopted the 2013 Remediation Bonus Plan (the "Remediation Bonus Plan") and approved bonus opportunities for the employees designated by the Compensation Committee as participants in the Remediation Bonus Plan. The Remediation Bonus Plan provided for the payment of cash bonuses to participants upon the completion of the previously announced restatement of our financial statements for the fiscal years ended December 31, 2010 through 2012 and the quarter ended March 31, 2013, and necessary filings with the U.S. Securities and Exchange Commission in connection therewith. A participant would cease to be eligible for a bonus payment pursuant to the Remediation Bonus Plan upon ceasing to be an employee of the Company, except in the event of death or disability. Under the Remediation Bonus Plan, in April 2014, Mr. Blandino received a bonus of $250,000 and Mr. Tartaro received a bonus of $70,000.

(12)
The amounts reported for Mr. Blandino and Mr. Tartaro in 2013 include RSUs, computed in accordance with ASC Topic 718 based on the closing price of our common stock on June 25, 2013, which is the grant date of the RSUs for accounting purposes. The assumptions made in calculating the grant date fair value amounts for RSUs are incorporated herein by reference to the discussion of those assumptions in Note 14 to the financial statements contained in our 2013 Form 10-K. Note that the amounts reported in this column reflect our accounting cost for the RSUs, and do not correspond to the actual economic value that will be received by the Named Executive Officers from the awards.

(13)
Mr. Blandino was hired as our Executive Vice President and Chief Financial Officer, effective May 15, 2013. On April 29, 2014, we announced that we had entered into the Transition Agreement with Mr. Blandino (the "Transition Agreement") pursuant to which Mr. Blandino would resign as Executive Vice President and Chief Financial Officer following the later of (i) the completion of the submission of our 2013 Form 10-K and Quarterly Reports on Form 10-Q for the 2013 fiscal year filed with the SEC, and (ii) and May 15, 2014. Pursuant to the Transition Agreement, Mr. Blandino resigned on May 20, 2014. Mr. Blandino provided certain transition services following his resignation, as described herein.

(14)
This amount represents health benefits, vacation costs, and the matching funds we provided in connection with Mr. Blandino's contributions to our 401(k) savings plan in the amount of $39,231 and severance of $267,500. Included in this amount is also $31,500 for services performed by Mr. Blandino while serving as a consultant to the Company and $50,000 for amounts earned during the transition period in accordance with his Transition Agreement.

Narrative to Summary Compensation Table

        In fiscal 2014, the primary components of our executive compensation program were:

  •
  Base salary

  •
  Annual incentives

  •
  Equity compensation

Base Salary

        We use base salary to fairly and competitively compensate our employees, including the Named Executive Officers, for the responsibilities we ask them to undertake in performing their jobs. We view the base salary as the most stable component of our compensation program, as this amount is not at risk. Since our emphasis is on performance-based compensation for executive officers, base salary adjustments tend to be made when we believe there is a significant deviation from the general market or an executive officer's responsibilities increase significantly.

        The Compensation Committee resolved to increase Mr. Hilk's annual salary from $150,000 to $200,000 in June of 2014 to bring his salary in line with comparable salaries in the peer group, which is further detailed below. As noted below, on the recommendation of the Compensation Committee Mr. Tartaro's base salary was increased to U.S. $300,000 on March 1, 2014.

Annual Incentives

        The Compensation Committee has the authority to make discretionary incentive awards to our employees and executives, including the Named Executive Officers. These awards are intended to reward our employees and executives for achieving strategic and operational objectives. Bonuses were earned by our Named Executive Officers in 2013 in recognition of our financial performance and the completion of the restatement and reaudit of our historical financial statements.

        In September 2013, the Compensation Committee adopted the Remediation Bonus Plan and approved bonus opportunities for the employees designated by the Compensation Committee as participants in the Remediation Bonus Plan. The Remediation Bonus Plan provided for the payment of cash bonuses to participants upon the completion of the restatement of our financial statements for the fiscal years ended December 31, 2010 through 2012 and the quarter ended March 31, 2013, and necessary filings with the U.S. Securities and Exchange Commission in connection therewith. A participant would cease to be eligible for a bonus payment pursuant to the Remediation Bonus Plan upon ceasing to be an employee of the Company, except in the event of death or disability. The aggregate amount available for bonuses that may be approved by the Compensation Committee under the Remediation Bonus Plan was approximately $400,000. Under the Remediation Bonus Plan, Mr. Blandino's bonus opportunity was set at $250,000 and Mr. Tartaro's bonus opportunity was set at $70,000. The bonuses under the Remediation Bonus Plan were paid in April 2014.

        In June 2014, the Compensation Committee adopted the Cash Bonus Plan, whereby employees are eligible to receive performance awards based on the achievement of corporate and individual targets. The percentage of compensation based on corporate versus individual targets varies based on the seniority level of the employee, with senior executives, including the named executive officers, receiving 90% of their cash bonus based on the attainment of corporate targets. The corporate targets for 2014 were based on attainment of the fiscal 2014 revenue goal of $80,674,207, which determines 2/3 of the available bonus pool and the fiscal 2014 EBITDA (minus CAPEX) goal of $17,798,259, which determines 1/3 of the pool. The Cash Bonus Plan was designed to incentivize the employees to grow the Company's business, while also controlling costs. There is also a component based on individual performance, based on criteria determined by the Compensation Committee.

Equity Compensation

        We use equity compensation to promote an ownership culture that encourages preserving and building value for our shareholders. Equity compensation awards have been granted under the 2007 Plan, the 2010 Plan and the 2013 Incentive Plan.

        Each of Mr. Blandino and Mr. Tartaro received grants of stock options and RSUs upon the commencement of their service with the Company, as contemplated by their respective employment agreements.

        2014 Grants.    On June 20, 2014, the Compensation Committee resolved to grant 146,667 stock options and 73,333 RSUs to Mr. Tartaro, and also resolved to grant 106,667 stock options and 53,333 RSUs to Mr. Hilk. The grants were intended to provide the executives with an incentive to remain at the company and to provide them with equity grants that were consistent with corporations in the Company's peer group. The Compensation Committee's independent compensation consultant, Compensia, with input of the Compensation Committee, refers to a peer group of 19 public companies selected based on a number of factors, including revenue growth rate, market capitalization, industry and gross profit as well as the following selection criteria:

  Location:    US-based

  Ownership:    Public

  Industry:    Software-as-a-Service and broader Software companies

  Market Capitalization:    companies with a market capitalization of between approximately $175 million and $1.6 billion, based upon the companies' stock prices at the time of selection; and

  Revenue:    companies with revenue between approximately $40 million to $160 million, based upon the last four quarters of revenue at the time of selection.

        Compensia also relied on survey data for software companies with revenues less than two hundred million dollars. The peer group included the following companies:

Accelrys	Bazaarvoice	Brightcove
Broadsoft	Callidus Software	Carbonite
E2open	eGain	Ellie Mae
Imperva	Jive Software	LivePerson
LogMeIn	PROS Holdings	Qualys
SciQuest	SPS Commerce	Support.com
Zix Corporation

        Replacement Grant Agreement.    On May 3, 2013, we entered into a definitive Replacement Grant Agreement with Mr. Sodi, in order to substitute certain equity awards that had exceeded the applicable limits in the Company's historical equity incentive plans and would be cancelled, subject to shareholder approval of the terms of the substitute incentive compensation package and a new incentive plan. In June 2013, the substitute remuneration package was approved by our shareholders and, on December 23, 2013 (the "Grant Date"), we entered into an amendment to the Replacement Grant Agreement (the

"Amendment to Replacement Grant Agreement") with Mr. Sodi, which fixed the terms of the incentive compensation package.

        Under the terms of the Amendment to Replacement Grant Agreement, on the Grant Date, Mr. Sodi's fully vested option to purchase 2.4 million shares of our common stock for an exercise price of US$0.14 per share was cancelled to the extent it was in excess of the applicable plan cap, consisting of 1.6 million of such shares. In exchange for the cancellation of the relevant portion of the award, Mr. Sodi received:

  •
  An option to purchase 1,600,000 shares of common stock having an exercise price of US$2.79, which is equal to the closing price per share of our common stock on the last trading day on the New Zealand Stock Exchange immediately prior to the grant date expressed in US dollars. The option fully vested on December 31, 2013.

  •
  A performance cash award of US$4.2 million, determined based on 1.6 million multiplied by the excess of the exercise price of US$2.79 over US$0.14. Mr. Sodi's right to receive such cash award is contingent on our achieving revenue growth of at least 7% during the twelve month period ended June 30, 2014 and his continued employment through such date. Any cash award, once earned, will be paid in three equal annual installments in 2014, 2015 and 2016, or, if earlier, upon a change in control or Mr. Sodi's separation from service. Any payment due on any installment date will be proportionally reduced if the sum of our common stock price plus dividends for a measurement period prior to each payment date falls below 75% of the Exercise Price.

        In addition, Mr. Sodi held an option to purchase 3 million shares of our common stock for an exercise price of US$0.82 per share, which remained subject to vesting. Under the terms of the Amendment to Replacement Grant Agreement, we cancelled the portion of such option in excess of the applicable plan cap, consisting of 2.5 million of such shares. In exchange for the cancellation of the relevant portion of the award, Mr. Sodi received:

  •
  Level 1 PSUs for 2,250,000 shares of common stock contingent on our achieving revenue growth of at least 7% during the twelve month period ended June 30, 2014. Once earned, the award will vest in four equal installments based on continued employment, commencing June 30, 2015, with full vesting occurring on June 30, 2018.

  •
  Level 2 PSUs for up to 250,000 shares of common stock contingent on our achieving either at least 15% fully diluted EPS growth or 15% total shareholder return (TSR) growth in four one-year measurement periods beginning April 1, 2013. Level 2 PSUs for 62,500 shares of common stock will be earned in each year for which the applicable target is met, with the additional opportunity to earn such shares at the end of the four year performance period if the cumulative fully-diluted EPS growth or TSR growth meet the cumulative performance target. The award requires continued employment at the end of each respective annual performance period.

        The vesting of the options, performance cash award and PSUs described above will be subject to certain acceleration provisions in the event of a change in control, upon death or disability or if Mr. Sodi is terminated without cause or resigns for good reason.

        In August of 2014, by written consent, the Compensation Committee certified that the Company achieved growth in revenue of at least 7% over the period from July 1, 2013 through June 30, 2014 and directed the Company to deliver the performance cash award of $4,240,000 and the 2,250,000 performance shares to Mr. Sodi in accordance with the Amendment to Replacement Grant Agreement. Both the performance cash award and the performance shares are subject to time vesting and delayed delivery as outlined above.

Other Benefits

        Historically, we have not provided retirement benefits to our executives, including our Named Executive Officers. However, we offer all of our U.S. employees, including our Named Executive Officers, the opportunity to participate in our 401(k) savings plan. This plan serves as the primary vehicle for our employees to accumulate retirement benefits. In 2013, we provided a 4% match of any employee contributions (including contributions of the Named Executive Officers) made to the 401(k) plan. We believe that the total amount of retirement benefits made available to our executive officers, including the Named Executive Officers, under this plan is consistent with the level of total compensation that we seek to provide our executive officers.

        We provide medical, disability and life insurance benefits to our executives, including the Named Executive Officers, on the same terms and conditions as are generally available to all of our salaried employees.

Tax Deductibility of Executive Compensation

        Section 162(m) of the Code limits the Company from taking a tax deduction for certain compensation in excess of U.S. $1 million in any taxable year paid to each of our Named Executive Officers other than qualified performance based compensation. The Replacement Awards described above have been designed to meet this exception. We may also grant stock-based or cash awards under our 2013 Incentive Plan that will meet this exception. While we generally seek to ensure the deductibility of the incentive compensation paid to our executive officers, the Compensation Committee retains the flexibility necessary to provide cash and equity compensation, consistently with the NZX Rules, in line with competitive practice and the best interests of shareholders even if these amounts are not fully tax deductible.

Employment Agreements

Chief Executive Officer

        We entered into an employment agreement with Alessandro Sodi on June 20, 2014 setting Mr. Sodi's annual salary at $500,000. Mr. Sodi is also eligible for a target bonus of not less than $350,000 (payable at one hundred percent attainment of performance targets to be approved by the Compensation Committee). In addition, for the fiscal year 2014, Mr. Sodi received a guaranteed bonus of at least $250,000, with $100,000 paid on July 30, 2014 and the remainder payable in 2015 within thirty days following completion of the Company's annual financial audit, subject to Mr. Sodi's continued employment with the Company at the time of payment.

        In the event Mr. Sodi's employment is terminated by the Company without "cause" or by Mr. Sodi for "good reason," as set forth in the Agreement, in addition to then-accrued compensation, Mr. Sodi will be entitled to receive, subject to his execution of a release of claims and continued compliance with his restrictive covenants (i) an amount equal to his then current base salary plus $350,000, payable in installments over twelve months and (ii) if Mr. Sodi's employment is terminated by the Company without cause, a pro-rated bonus for the fiscal year of termination based on actual Company performance for the fiscal year.

        However, in lieu of being terminated by the Company without cause prior to a change in control, upon receipt of notice of termination by the Company without cause, Mr. Sodi may elect to remain employed by the Company in a non-executive capacity for a period ending on the earliest of (i) twelve months from the date of the notice of termination, (ii) the termination of Mr. Sodi's employment by the Company for "cause", as set forth in the Agreement, or (iii) Mr. Sodi's death or voluntary termination of employment (the "Transition Period"). During the Transition Period, subject to Mr. Sodi's execution of a release and continued compliance with his restrictive covenants, the Company would pay Mr. Sodi at an annualized salary rate equal to the sum of (i) his then current base salary, (ii) $350,000, and (iii) a pro-rated bonus amount for such fiscal year based on actual Company performance (calculated as if Mr. Sodi's employment terminated on the day preceding commencement of the Transition Period). In addition, all outstanding options or other equity or incentive based awards granted by the Company to Mr. Sodi would continue to vest during the Transition Period in accordance with the terms of the applicable incentive plan and award agreements and Mr. Sodi would be bound by non-competition covenants for one year after the Transition Period.

        In the event Mr. Sodi's employment is terminated by the Company without cause or by Mr. Sodi for good reason during the six month period prior to a change of control that is initiated by the Company in contemplation of the change of control, or during the six month period following a change of control, in addition to then-accrued obligations, Mr. Sodi would be entitled to a lump sum payment equal to: (i) eighteen months' base salary; (ii) $525,000; and (iii) if Mr. Sodi's employment is terminated by the Company without cause, a pro-rated bonus for such fiscal year, reduced by any portion of such severance amounts already paid to Mr. Sodi.

        The agreement contains other provisions normally found in such agreements such as, by way of example, non-competition, confidentiality and inventions clauses.

Executive Vice President and General Counsel

        We entered into an employment agreement with Mr. Tartaro on June 17, 2013 for a term of three years. Mr. Tartaro's employment agreement provides for (i) annual base compensation of U.S. $275,000, (ii) an annual target bonus opportunity of not less than 50% of base salary (subject to the attainment of performance targets to be approved by the Compensation Committee of the Board), (iii) the grant of an option to purchase 100,000 shares of our common stock pursuant to the 2013 Incentive Plan, (iv) the grant of 54,000 RSUs pursuant to the 2013 Incentive Plan, (v) the payment of six months' base salary as severance in the event Mr. Tartaro's employment is terminated by us without "cause" or by Mr. Tartaro for "good reason," as set forth in the Agreement, and

(vi) customary post-termination restrictive covenants in favor of us (including, confidentiality, non-competition and non-solicitation covenants). Mr. Tartaro's base salary was increased to U.S. $300,000 on March 1, 2014. The Compensation Committee of the Board approved the grant of the equity awards described above and the exercise price of the option to purchase shares of common stock was set at U.S. $6.40 per share, based on the closing price of our common stock on the New Zealand Stock Exchange on June 17, 2013. The equity awards will vest in four equal installments on each anniversary of the Agreement, subject to Mr. Tartaro's continued employment as of such dates. Vesting is subject to acceleration in the event of a termination in connection with a change of control.

Former Executive Vice President and Chief Financial Officer

        We entered into an employment agreement with Mr. Blandino on May 15, 2013. The agreement provided for: (i) a three-year term, (ii) an annual base salary at the rate of U.S. $315,000, (ii) an annual target bonus opportunity of not less than 50% of base salary (subject to the attainment of performance targets to be approved by the Compensation Committee of the Board), (iii) the grant of an option to purchase 260,000 shares of our common stock pursuant to the 2013 Incentive Plan, (iv) the grant of 110,000 RSUs pursuant to the 2013 Incentive Plan, (v) the payment of six months' base salary as severance in the event Mr. Blandino's employment is terminated by us without "cause" or by Mr. Blandino for "good reason," as set forth in the Agreement, and (vi) customary post-termination restrictive covenants in favor of us (including, confidentiality, non-competition and non-solicitation covenants). The Compensation Committee of the Board approved the grant of the equity awards described above and the exercise price of the option to purchase shares of common stock was set at U.S. $6.12 per share, based on the closing price of our common stock on the New Zealand Stock Exchange on May 15, 2013. The equity awards were to vest in four equal installments on each anniversary of the Agreement, subject to Mr. Blandino's continued employment as of such dates. Vesting is subject to acceleration in the event of a termination in connection with a change of control.

        On April 29, 2014, we entered into the Transition Agreement with Mr. Blandino specifying the terms of his departure from the Company. We and Mr. Blandino agreed that Mr. Blandino would resign from his position as Chief Financial Officer and Executive Vice President on the later of the day immediately following (i) filing of the Company's 2013 Form 10- and Quarterly Reports on Form 10-Q for the quarters ended June 30, 2013 and September 30, 2013 with the SEC, and (ii) May 15, 2014 (the "Transition Start Date"). Commencing on the Transition Start Date, Mr. Blandino will provide transition services to support us in our accounting and financial reporting functions for a period of seventy-five (75) days (the "Transition Period"). The Transition Start Date occurred on May 20, 2014. Upon the Transition Start Date, we paid to Mr. Blandino certain accrued obligations, including his bonus earned for the fiscal year ended December 31, 2013 of $98,500. During the Transition Period, Mr. Blandino will be entitled to receive aggregate compensation of $52,500 (subject to applicable withholdings and customary payroll deductions).

        In connection with the Transition Agreement, we and Mr. Blandino entered into a mutual general release agreement upon Mr. Blandino's resignation. The release contains customary terms and provides that Mr. Blandino will relinquish any right to his outstanding and pending equity awards. Subject to the execution and effectiveness of the release, we agreed to pay Mr. Blandino (i) a severance payment in the aggregate amount of $157,500

(subject to applicable withholdings and customary payroll deductions) and (ii) an RSU payment in the amount of $110,000 (subject to applicable withholdings and customary payroll deductions).

        Following the Transition Period, we paid Mr. Blandino a retention payment of $50,000 in July of 2014 following the reaffirmation of the release. For an additional six months following the Transition Period, Mr. Blandino was obligated to provide services as a part-time consultant for us on an as-needed basis for no additional compensation.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed with management the foregoing summary of the Company's executive compensation and, based on such review and discussions, the Compensation Committee recommended to our Board that the discussion on executive compensation be included in this proxy statement.

Compensation Committee for the fiscal year ended December 31, 2014 of Diligent Board Member Services, Inc.
A. Laurence Jones (Chairman) Greg Petersen Mark Russell

 OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2014

        The following table shows information concerning stock options and stock awards outstanding held by the Named Executive Officers at December 31, 2014. No stock options of any of the Named Executive Officers were repriced.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Option (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Options Exercise Price (U.S. $)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested (#)		Equity Incentive Plan Award: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Alessandro Sodi,	800,000	(1)	—		—	$0.14	8/19/2019	—		—		—		—
Chief Executive Officer	1,600,000	(2)	—		—	$2.79	12/22/2023	—		—		—		—
(CEO)	500,000	(3)	—		—	$0.82	6/27/2021	—		—		—		—
	—		—		—		—	—		—		2,500,000	(4)	$6,976,800
Jeff Hilk	—		200,000	(8)	—	$2.45	3/7/2022	53,333	(7)	$204,800	(7)	—		—
	—		106,667	(6)	—	$3.84	6/20/2024	—		—		—		—
Thomas N. Tartaro,	25,000	(5)	75,000	(5)	—	$6.40	6/17/2024	—		—		—		—
General Counsel &	—		146,667	(6)	—	$3.84	6/20/2024	73,333	(7)	$281,600	(7)	—		—
Corporate Secretary
Carl D. Blandino, Former Chief Financial Officer	—		—		—	—	—	—		—		—		—

The Company had no other equity incentive plan awards or stock awards outstanding as of December 31, 2014 with its Named Executive Officers.

(1)
Represents an option to purchase 800,000 shares of common stock granted on August 20, 2009, which vested in full on August 20, 2010.

(2)
Represents an option to purchase 1,600,000 shares of common stock granted on December 23, 2013, which vested in full on December 31, 2013.

(3)
Represents an option to purchase 500,000 shares of common stock granted on June 27, 2011 and amended on December 23, 2013.

(4)
Represents 2,250,000 shares of common stock subject to Level 1 PSUs and 250,000 shares of common stock subject to Level 2 PSUs. The issuance of the shares of common stock subject to the Level 1 PSUs is contingent on the satisfaction of a performance target which was achieved over the course of a one- year measurement period beginning July 1, 2013. Subject to achievement of the performance target, the Level 1 PSUs vest based on continued service as follows: (i) 562,500 vesting June 30, 2015 to be delivered in two equal installments annually beginning February 15, 2018; (ii) 562,500 vesting June 30, 2016 to be delivered in two equal installments annually beginning February 15, 2018; (iii) 562,500 vesting June 30, 2017 to be delivered on February 15, 2018; (iv) 562,500 vesting June 30, 2018 to be delivered on February 15, 2019. The amount also includes 250,000 shares of common stock, subject to PSUs, contingent on the satisfaction of certain performance targets achieved over the course of four, one year measurement periods beginning April 1, 2013 ("Level 2 PSUs"). Subject to achievement of the performance targets, the Level 2 PSUs vest based on continued service in four equal installments annually beginning March 31, 2014 with a delivery date of February 15, 2018.

(5)
Represents an option to purchase 100,000 shares of common stock granted on June 17, 2013 subject to shareholder approval of the 2013 Incentive Plan which occurred on June 25, 2013, vesting in four equal annual installments beginning June 17, 2014 and 146,667 shares of common stock granted on June 20, 2014 vesting in four equal annual installments beginning June 17, 2014.

(6)
Represents 146,667 and 106,667 shares of common stock granted on June 20, 2014 to Thomas Tartaro and Jeff Hilk, respectively, vesting in four equal annual installments beginning June 17, 2014.

(7)
The amounts reported for Mr. Tartaro and Mr. Hilk include restricted stock units (the "RSUs") computed in accordance with ASC Topic 718 based on the closing price of our common stock on June 20, 2014, which is the grant date of the RSUs for accounting purposes. The assumptions made in calculating the grant date fair value amounts for RSUs are incorporated herein by reference to the discussion of those assumptions in Note 14 to the financial statements contained in our 2014 Form 10-K. Note that the amounts reported in this column reflect our accounting cost for the RSUs, and do not correspond to the actual economic value that will be received by the Named Executive Officers from the awards.

(8)
Represents an option to purchase 200,000 shares of common stock granted on March 7, 2012 vesting 100% in three years.

 Potential Payments Upon Termination or Change In Control

        Under the terms of Mr. Sodi's employment agreement and Amendment to Replacement Grant Agreement, Mr. Sodi is entitled to receive payments and accelerated vesting of equity and performance awards under certain circumstances in the event that his employment was terminated without cause or if Mr. Sodi resigned for good reason, with additional benefits triggered in the event of a change of control. The terms of the employment agreement are described above under the heading "Employment Agreements—Chief Executive Officer" and the terms of the Amendment to Replacement Grant Agreement are described above under the heading "Narrative to Summary Compensation Table—Equity Compensation."

        In the event that Mr. Sodi was terminated by the Company without Cause, or resigned for Good Reason, each as defined under the employment agreement, as of December 31, 2014, he would have received $1,100,000 (in the event of a termination without Cause) or $850,000 (in the event of a resignation for Good Reason), payable in equal installments over the twelve (12) month period following the termination date. In addition, if Mr. Sodi received a notice of termination without Cause from the Company, he would instead have the right to elect to remain employed by the Company in a non-executive capacity for an additional twelve (12) month transition period from the date of the notice of termination, and would receive during such period $850,000, in lieu of any severance payment. Since Mr. Sodi's stock option awards under the 2007 Plan, 2010 Plan and 2013 Incentive Plan were fully vested as of December 31, 2013, there are no relevant acceleration provisions for these awards. If the Company terminates Mr. Sodi's employment without Cause or he resigns for Good Reason prior to the respective final service vesting dates for the Level 1 PSU and Level 2 PSU awards, if the performance conditions are satisfied, a prorated portion of the performance share units will vest and be delivered based on the total number of months of employment during the service period.

        In the event that Mr. Sodi was terminated without Cause, or resigned for Good Reason, as of December 31, 2014 during the six month period prior to a change of control, as defined in the employment agreement, that was initiated by the Company in contemplation of a change of control, or during the six month period following a change of control, Mr. Sodi would have received $1,525,000 (in the event of a termination without Cause) or 1,275,000 (in the event of a resignation for Good Reason), payable in a lump sum. Under the Amendment to Replacement Grant Agreement, Mr. Sodi's performance cash award is subject to certain vesting terms and deferred payments in the event of a change in control. If a change in control were to occur, any outstanding vesting would accelerate and any outstanding deferred payments would become due for delivery immediately prior to such change in control. In addition, pursuant to the Level 1 PSU award and the Level 2 PSU award, if a change in control were to occur, any outstanding performance vesting would accelerate, any outstanding service vesting would accelerate, and delayed delivery of the shares of common stock underlying the PSUs would accelerate. If a change in control had occurred as of December 31, 2014, Mr. Sodi would have been entitled to receive $2.83 million in respect of his performance cash award. In addition, he would have been eligible (x) to exercise all of his outstanding options, and (y) to receive the shares of common stock subject to the Level 1 PSU and Level 2 PSU awards.

        Under the terms of Mr. Tartaro's employment agreement, Mr. Tartaro is entitled to be paid six months of his then-current salary in the event he is terminated by the Company without cause or resigns for good reason, each as defined in the employment agreement. If Mr. Tartaro's employment agreement had been terminated without cause or resigned for good reason as of December 31, 2014, he would have received $150,000. In addition, if Mr. Tartaro had been terminated without cause or resigned for good reason as of December 31, 2014, within six months following a change in control, (i) his award of 40,500 restricted stock units would have become fully vested, in accordance with his Restricted Share Unit Award Agreement, dated as of June 17, 2013, and (ii) the shares underlying his stock option award to purchase 75,000 shares would have become fully vested and exercisable in accordance with his Stock Option Award Agreement, dated June 17, 2013.

        Under the terms of Mr. Blandino's Transition Agreement, Mr. Blandino was entitled to receive certain payments upon his resignation as Executive Vice President and Chief Financial Officer and in respect of certain transition services. The terms of the Transition Agreement are described above under the heading "Employment Agreements—Executive Vice President and Chief Financial Officer."

        Other than the Company's employment agreements with Mr. Sodi and Mr. Tartaro, and the Transition Agreement with Mr. Blandino, the Company does not maintain any contracts, agreements, plans, or arrangements that provide for payments to the Named Executive Officers at, following, or in connection with any termination of employment, including, without limitation, resignation, severance, retirement, or a constructive termination of a Named Executive Officer, or a change in control of the Company or a change in the Named Executive Officers responsibilities.

 DIRECTOR COMPENSATION
YEAR ENDED DECEMBER 31, 2014

        The following table provides each element of compensation paid or granted to each non-employee director for service rendered during the year ended December 31, 2014.

Name	Fees earned or paid in Cash (U.S. $)(1)		Stock awards (U.S. $)		Stock awards (U.S. $)		Option awards (U.S. $)		All other compensation (U.S. $)		Total (U.S. $)
Hans Kobler	39,707		48,352		—		—		—		88,059
Joseph Carrabino, Jr.	44,724		31,648		—		—		—		76,372
A. Laurence Jones	81,676		80,000		—		—		—		161,676
David Liptak(2)	—		—		—		—		—		—
Greg B. Petersen	108,024	(6)	56,737	(6)	473,750	(3)	485,558	(4)	132,955	(5)	1,257,024
Mark Russell	84,649		80,000		—		—		—		164,649
Mark Weldon	52,976		80,000		—		—		—		132,976

(1)
The amounts shown represent fees in U.S. dollars. Messrs. Russell and Weldon were paid in New Zealand dollars. Messrs. Carrabino, Jones, Kobler, and Petersen were paid in U.S. dollars.

(2)
Mr. Liptak, the Chairman of the Board, has declined to take any directors' fees and has never been paid directors' fees.

(3)
The amount reported represents restricted stock units (the "RSUs") computed in accordance with ASC Topic 718 based on the closing price of our common stock on September 15, 2014, which is the grant date of the RSUs for accounting purposes. The assumptions made in calculating the grant date fair value amounts for RSUs are incorporated herein by reference to the discussion of those assumptions in Note 14 to the financial statements contained in our 2014 Form 10-K. Note that the amounts reported in this column reflect our accounting cost for the RSUs, and do not correspond to the actual economic value that will be received by Mr. Petersen from the awards. These stock awards were issued to Mr. Petersen when he commenced service as the Company's Executive Vice Chairman.

(4)
The amount reported represents the aggregate grant date fair value of the stock option awards granted to Mr. Petersen on September 15, 2014. The assumptions made in calculating the grant date fair value amounts for stock option awards are incorporated herein by reference to the discussion of those assumptions in Note 14 to the financial statements contained in our 2014 Form 10-K. Note that the amounts reported in this column reflect our accounting cost for the stock option awards, and do not correspond to the actual economic value that will be received by Mr. Petersen from the awards. These option awards were issued to Mr. Petersen when he commenced service as the Company's Executive Vice Chairman.

(5)
This amount represents salary earned by Mr. Petersen after he commenced service as the Company's Executive Vice Chairman on September 15, 2014.

(6)
The fees earned and stock awarded in the amounts of 108,024 and 56,737, respectively, were paid to Mr. Petersen while he served as a non-employee director of the Company and before he was named Executive Vice Chairman.

        In June 2013, our shareholders approved a new remuneration package in an amount equal to US$856,000, all or any portion of which may be payable through the issuance of equity securities, subject to compliance with applicable NZX Rules. The new remuneration package provides for a mix of cash and grants of shares of common stock as outlined below.

Position	Fee Amount (Amounts are in U.S. dollars)
General Board Member Retainer	$50,000*
Audit and Compliance Committee Chair Retainer	$15,000
Compensation Committee Chair Retainer	$10,000
Nominations Committee Chair Retainer	$6,000*
Audit and Compliance Committee Member Retainer	$7,500
Compensation Committee Member Retainer	$5,000
Nominations Committee Retainer	$3,000
Initial Equity Grant	Annual Equity Grant on a pro rata basis
Annual Equity Grant	$80,000 value (100% shares of common stock)(1)

(1)
On March 14, 2014, we satisfied such grant through the issuance of 86,497 restricted shares to our non-executive directors, other than David Liptak, based on the volume weighted average trading price of our common stock on our primary trading market for the 20 trading days immediately prior to such date. The grant for 2013 service was pro-rated for any director who served on the Board for less than the full calendar year.

        The Board then noted that it believed that the new remuneration package is consistent with governance best practices in aligning board remuneration with shareholder value by including a substantial equity component. With a view to seeing that any equity component of director's remuneration complies with the NZX Rules, the Board only issues shares of our common stock after the end of each quarter of the calendar year to which Board service relates and the number of shares issued for each period of service is determined in accordance with the NZX Rules.

        The directors are also entitled to be paid for all reasonable travel, accommodation and other expenses incurred by them in connection with their attendance at board or shareholder meetings, or otherwise in connection with our business.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

        Since the beginning of our 2014 fiscal year, there has been no transaction, and there is no currently proposed transaction, in which the Company was or is to be a participant in an amount requiring disclosure under the Exchange Act and in which any related person had or will have a direct or indirect material interest that would require disclosure under the Exchange Act.

Procedures for Approval of Related Party Transactions

        Pursuant to our Audit and Compliance Committee Charter, our Audit and Compliance Committee reviews and approves any material transaction between the Company and any director or executive officer of the Company (or any person or entity controlled by or controlling such director or executive officer, or in which such director or executive officer has a direct or indirect material financial interest). Prior to approving any such transaction, the Audit and Compliance Committee considers whether such transaction is in the best interests of the Company. If the Audit and Compliance Committee approves the transaction, the Audit and Compliance Committee reviews the public disclosure of such transaction prior to such disclosure.

 PRINCIPAL ACCOUNTING FEES AND SERVICES

        The following table shows fees incurred for audit and other services provided by Deloitte & Touche, LLP, our independent U.S. registered public accounting firm for the fiscal year ended December 31, 2014.

AUDIT FEES	2014
Audit Fees(1)	1,046,650
Tax Fees(2)	413,868
Total Fees*	1,460,518

*
Amounts are shown in U.S. dollars.

(1)
The Audit Fees for Deloitte & Touche LLP ("Deloitte") represent billed fees and anticipated fees in connection with the audit of our consolidated financial statements for the period ended December 31, 2014; and the reviews of our condensed consolidated financial statements for the periods ended September 30, 2014; June 30, 2014; and March 31, 2014; consent to the incorporation by reference of the audit report for the year ended December 31, 2013 in the registration statement filed on Form S-8; and out of pocket expenses.

(2)
Tax Fees consist of fees billed for professional services for tax return preparation, tax advice and tax planning and out of pocket expenses.

Pre-Approval of Services

        The Audit and Compliance Committee selected Deloitte & Touche LLP to serve for the fiscal year ended December 31, 2014 as the Company's independent accountants after considering Deloitte's independence and effectiveness. The Audit and Compliance Committee pre-approved all audit, audit-related and non-audit services performed by Deloitte and the fees and other compensation paid to Deloitte by reviewing and approving the overall nature and scope of the audit process, reviewing and approving any requests for non-audit services and receiving and reviewing all reports and recommendations of Deloitte. All non-audit services provided by Deloitte were pre-approved by the Audit and Compliance Committee.

 AUDIT AND COMPLIANCE COMMITTEE REPORT

        The Audit and Compliance Committee has reviewed and discussed the Company's audited consolidated financial statements for the fiscal year ended December 31, 2014 (the "2014 Audited Financial Statements") with management and Deloitte, our independent auditors for the fiscal year ended December 31, 2014. The Audit and Compliance Committee has also discussed and reviewed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

        In addition, the Audit and Compliance Committee has received the written disclosures and the letter from the independent auditors required by Rule 3526 "Communication with Audit Committees Concerning Independence" as adopted by the Public Company Accounting Oversight Board, regarding Deloitte's communications with the Audit and Compliance Committee concerning independence, and has discussed with Deloitte their independence. The Audit and Compliance Committee has considered whether other non-audit services provided by Deloitte to the Company are compatible with maintaining Deloitte's independence and has discussed with Deloitte the independence of the firm.

        Based on the reviews and discussions referred to above, the Audit and Compliance Committee recommended to the Board that the 2014 Audited Financial Statements be included in the Company's 2014 Form 10-K for filing with the SEC.

Audit and Compliance Committee for the fiscal year ended December 31, 2014 of Diligent Board Member Services, Inc. Hans Kobler, Chairman A. Laurence Jones David Liptak

 PROPOSAL FIVE
RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board recommends that our shareholders ratify the selection of Deloitte as the independent U.S. registered public accounting firm to audit our financial statements and those of our subsidiaries for the fiscal year ending December 31, 2015. The Audit and Compliance Committee recommended to the Board the selection of Deloitte as our independent U.S. registered public accounting firm for the fiscal year ending December 31, 2015.

        Our directors are responsible for preparing and arranging for the Company's financial statements to be audited in accordance with the Financial Markets Conduct Act 2013 and the Auditor Regulation Act 2011. These Acts require us to engage a registered audit firm or licensed auditor to audit our financial statements. Further, the NZX Rules require that our financial statements meet these requirements. Given that the Company prepares its accounts in accordance with U.S. GAAP, we are not aware of an alternative New Zealand based and registered audit firm with the requisite expertise to audit our financial statements and believe that the retention of Deloitte is in the best interest of shareholders.

        Historically, the Company sought exemptions from the Financial Reporting Act 1993 and Securities Act 1978 (predecessors to the Financial Markets Conduct Act 2013 in relation to the financial reporting requirements) from provisions with identical requirements. We were granted exemptions from the Financial Reporting Act, with effect from April 18, 2014, so that we could continue to prepare our financial statements under U.S. GAAP and have them audited by an auditor that is not a licensed audit firm under the Auditor Regulation Act. The exemption notices being relied upon by us are the Financial Reporting Act (Diligent Board Member Services, Inc.) Exemption Notice 2014 and Securities Act (Diligent Board Member Services, Inc.) Exemption Notice 2014. However, for the 2015 and future fiscal years new exemptions under the Financial Markets Conduct Act 2013 will be required and the Company is in the process of applying for these.

        Given our need to proceed with the retention of an auditor with the requisite expertise in U.S. GAAP for the 2015 fiscal year, we are seeking shareholder ratification of the appointment of Deloitte as our auditor for the fiscal year ended December 31, 2015. Deloitte's acceptance of its appointment is conditional on receipt of the exemptions described above. We are not required to seek shareholder approval for the appointment of our independent registered public accounting firm. However, the Audit and Compliance Committee and the full Board believe it is sound corporate practice to seek such approval. If the appointment is not ratified, the Audit and Compliance Committee will investigate the reasons for shareholder rejection and will re-consider the appointment. Even if the selection is ratified by our shareholders, the Audit and Compliance Committee, in its discretion, may direct the appointment of a different independent U.S. registered public accounting firm at any time during the year if it determines that such change would be in the best interest of the Company and its shareholders.

        Representatives of Deloitte will be present at the Annual Meeting by telephone and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

 OTHER BUSINESS AT THE MEETING

        A proxy confers discretionary authority with respect to the voting of shares represented by the proxy regarding any other business that properly may come before the meeting as to which the Company did not have notice prior to the date this proxy statement was printed. The Board is not aware of, and does not intend to present, any matter for action at the Annual Meeting other than those referred to in this proxy statement. If, however, any other matter properly comes before the Annual Meeting or any adjournment, it is intended that the holders of the proxies solicited by the Board will vote on such matters in their discretion in accordance with their best judgment and consistently with the NZX Rules.

ANNUAL REPORT

        A copy of our Annual Report is being furnished to shareholders concurrently herewith unless you have previously elected to obtain copies of our Annual Report electronically. If you have so elected, you can obtain copies of our Annual Report, our committee charters, and our code of conduct, all without charge, by writing to 1385 Broadway, 19th Floor, New York, NY 10018, Attention: Corporate Secretary. You can also access our Annual Report and our committee charters on our website at www.boardbooks.com.

SHAREHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

        In order to include information with respect to a shareholder proposal in the Company's proxy statement and related form of proxy for a shareholder's meeting, shareholders must provide notice as required by the regulations promulgated under the Exchange Act and our Bylaws.

        Proposals that shareholders wish to include in our proxy statement and form of proxy for presentation at our 2016 Annual Meeting of Shareholders must be received by us 120 days in advance of the date of the anniversary of the 2015 Annual Meeting of Shareholders at 1385 Broadway, 19th Floor, New York, NY 10018, Attention: Office of the Corporate Secretary unless the date of the annual meeting is changed by more than 30 days from the date of the anniversary of the 2015 Annual Meeting of Shareholders. Any shareholder proposal submitted for inclusion must be eligible for inclusion in our proxy statement in accordance with the rules and regulations promulgated by the SEC.

        With respect to proposals submitted by a shareholder other than for inclusion in our proxy statement and related form of proxy for our 2016 Annual Meeting of Shareholders, timely notice of any shareholder proposal must be received by us at 1385 Broadway, 19th Floor, New York, NY 10018, Attention: Office of the Corporate Secretary in accordance with our Bylaws no more than 120 days and no less than 90 days in advance of the date of the anniversary of the release to the shareholders of the Company's proxy statement and related form of proxy for the 2015 Annual Meeting of Shareholders, except that if the date for our 2016 Annual Meeting of Shareholders is more than 30 calendar days before or 60 calendar days after such anniversary, timely notice of any shareholder proposal must be received by us no more than 120 days and no less than 90 days in advance of the date of the 2016 Annual Meeting of Shareholders, or by the tenth day following the date on which the date of the Company publically announces the date of the 2016 Annual Meeting of Shareholders. Any proxies solicited by the Board for the 2016 Annual Meeting of Shareholders may confer discretionary authority, consistent with the NZX Rules, to vote on any proposals notice of which is not timely received.

        In order to include information with respect to a shareholder proposal in our proxy statement and form of proxy for shareholders' meeting, shareholders must provide notice as required by the regulations promulgated under the Exchange Act.

        The notice shall set forth as to each matter the shareholder proposes to bring before the 2016 Annual Meeting of Shareholders:

  •
  the name and address of the shareholder as they appear on the Company's books;

  •
  a representation that the shareholder is a record holder of the Company's securities and intends to appear in person or by proxy at the annual meeting to bring such proposed business before all the shareholders for consideration;

  •
  a brief description of the proposed business desired to be brought at the annual meeting, the reasons for conducting such business at the annual meeting and a description of any material interest that the shareholder of record has in such business;

  •
  the text of the proposed business to be brought before the shareholders for consideration at the annual meeting (including but not limited to the text of any resolutions to be brought before all the shareholders for consideration at the annual meeting, or the language of any proposed amendments to the Bylaws of the Company);

  •
  the class and number of shares of the Company and derivative securities which are directly or indirectly beneficially owned by the shareholder; and

  •
  any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a shareholder proposal.

        A shareholder's notice relating to nominations for directors shall set forth as to each person whom the shareholder proposes to nominate for election or re-election as a director:

  •
  the name, age, business and residential address of such person;

  •
  the principal occupation or employment of such person;

  •
  the class and number of shares of the Company which are beneficially owned by such person;

  •
  a description of all arrangements or understandings between the shareholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the shareholder; and

  •
  any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person's written consent to being named in our proxy statement, if any, as a nominee and to serving as a director if elected).

        Additionally, such shareholder's notice relating to nominations for directors must set forth, as to such shareholder giving notice, the information required by our Bylaws for all shareholder notices set forth above and, for as long as the Company has securities listed on the NZX, the information the information required to be provided pursuant to the NZX Rules and a copy of the Schedule 14N that has been filed with SEC as required by Rule 14a-18 under the Exchange Act. No person shall be eligible for election as a director of the Company, unless nominated in accordance with the procedures set forth herein and in our Bylaws.

        It is important that your proxy be returned promptly. The proxy may be revoked at any time by you before it is exercised. If you attend the Annual Meeting in person, you may withdraw your proxy and vote your shares. However, if you are a beneficial owner of your shares, you will need proof of ownership to be admitted at the Annual Meeting.

By Order of the Board of Directors,
/s/ ALESSANDRO SODI Alessandro Sodi President and Chief Executive Officer

New York, New York
March 19, 2015

Annex A

AMENDMENT NO. 1

TO

DILIGENT BOARD MEMBER SERVICES, INC.

2013 INCENTIVE PLAN

Effective as of [    •    ], 2015

        WHEREAS, Diligent Board Member Services, Inc. (the "Company") sponsors and maintains the Diligent Board Member Services, Inc. 2013 Incentive Plan (the "Plan"),

        WHEREAS, the Company reserved 8,500,000 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), for issuance under the Plan;

        WHEREAS, Section 7 of the Plan reserves to the Company's Board of Directors (the "Board"), or the Compensation Committee of the Board, the right to amend the Plan at any time and from time to time, subject to any requisite stockholder approval;

        WHEREAS, the Company's Board previously approved an amendment to the Plan to increase the number of shares of Common Stock that may be issued under the Plan from 8,500,000 to 15,500,000 shares; and

        WHEREAS, the Company's stockholders have approved such amendment by the requisite vote.

        NOW, THEREFORE, effective as of the date hereof, Section 4(a) of the Plan is hereby amended and restated in its entirety, to read as follows:

  "(a)    Shares Available.    Subject to adjustment as provided in Section 4(c), the maximum number of Shares that may be issued under the Plan shall be 15,500,000, all of which may be issued in respect of Incentive Stock Options. In the event that any outstanding Award expires, is cancelled or otherwise terminated, any rights to acquire Shares allocable to the unexercised or unvested portion of such Award shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, such Shares shall again be available for the purposes of the Plan."

Except as expressly amended herein, the Plan and all of the provisions contained therein shall remain in full force and effect.

[Certification Page Follows]

        The undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board on February 27, 2015, and approved and adopted by the requisite vote of the Company's stockholders effective as of the date first written above.

DILIGENT BOARD MEMBER SERVICES, INC.
By:
Name:
Title:

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Diligent Board Member Services, Inc. 020TNA 1 U PX + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C (This proxy must be signed exactly as the name(s) appears hereon. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. When shares are held by a corporation or partnership, please sign corporate or partnership name by a duly authorized officer or other authorized person, giving full title as such.) Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. IMPORTANT ANNUAL MEETING INFORMATION For Against Abstain For Against Abstain 1. Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board so that all directors who are voted on by the holders of the Company’s common stock are elected annually. 2. Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to change the maximum number of directors to eight (8). A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 5 and FOR all the nominees listed. 4. Re-election of Nominees as Class III Directors: B Non-Voting Items Change of Address — Please print new address below. 4a - Alessandro Sodi For Against Abstain 3. Approval of an Amendment to the Diligent Board Member Services, Inc. 2013 Incentive Plan to increase the number of shares of common stock available by 7,000,000 shares. 4b - Mark Russell 5. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. + MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 2 2 6 2 9 6 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Standard Time, on April 26, 2015. Vote by Internet • Log on to the Internet and go to http://proxy.georgeson.com/ • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-877-456-7915 within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.

. Proxy — DILIGENT BOARD MEMBER SERVICES, INC. (Solicited on behalf of the Board of Directors of Diligent Board Member Services, Inc.) The undersigned holder of Common Stock of DILIGENT BOARD MEMBER SERVICES, INC. (the “Company”), revoking all proxies heretofore given, hereby appoints David Liptak as proxy of the undersigned, with full power of substitution and resubstitution, and hereby authorizes him to vote all shares of Common Stock which the undersigned is entitled to vote at the 2015 Annual Meeting of Shareholders of the Company, to be held on Tuesday, April 28, 2015 at the Pullman Hotel, Corner of Princes and Waterloo Quadrant, Auckland, New Zealand, at 11:00 a.m., local New Zealand Time, and at any adjournments or postponements thereof, on all matters coming before such meeting. Notwithstanding the foregoing, the undersigned may authorize another person to act as proxy for such shareholder to the extent permitted under the laws of the State of Delaware. In the event the undersigned designates any such other person to act as proxy on the undersigned’s behalf, such proxy holder must attend the Company’s Annual Meeting in person and complete and submit a ballot in order to vote the undersigned’s shares at the Annual Meeting. Please check here if you wish to appoint David Liptak as your Proxy. Please complete, sign and date this proxy and return it in the postage paid envelope provided so that it is received no later than 12:00 P.M. Eastern Time on April 24, 2015, the U.S. voting cut-off. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report relating to the meeting and hereby revokes any proxy or proxies heretofore given. Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR each nominee named in Proposal 4, and FOR Proposals 1, 2, 3 and 5. PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE. + + qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

ANNUAL MEETING OF SHAREHOLDERS PROXY FORM / ADMISSION CARD The Annual Meeting of Shareholders of Diligent Board Member Services, Inc. will be held at the Pullman Hotel, Corner of Princes and Waterloo Quadrant, Auckland, New Zealand, at 11.00 am on 28 April 2015 (New Zealand time). THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY FORM (FOR USE IF YOU ARE UNABLE TO ATTEND THE MEETING) VOTING INSTRUCTIONS This form is to be used to vote as follows on the following resolutions: Tick ( .) in box to vote Resolutions: For Against Abstain Discretion 1. Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board so that all directors who are voted on by the holders of the Company’s common stock are elected annually. . . . . 2. Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to change the maximum number of directors to eight (8). . . . . 3. Approval of an Amendment to the Diligent Board Member Services, Inc. 2013 Incentive Plan to increase the number of shares of common stock available by 7,000,000 shares. . . . . 4a. To re-elect Alessandro Sodi as a Class III Director . . . . 4b. To re-elect Mark Russell as a Class III Director . . . . 5. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending 31 December 2015 . . . . And to vote on any resolutions to amend any of the resolutions, on any resolution so amended, and on any other resolution proposed at the meeting (or any adjournment thereof). Unless otherwise instructed as above, the proxy may vote as he/she thinks fit or abstain from voting on each such resolution. The proxy is appointed only in respect of the above meeting or any adjournment thereof. Signature(s): All shareholders must sign Date: 2015 Daytime phone number: PROXY FORM / ADMISSION CARD If you propose to ATTEND the annual meeting, please bring this Proxy Form / Admission Card intact to the annual meeting as the barcode is required for registration at the meeting. If you DO NOT propose to ATTEND the annual meeting please complete and sign the Proxy Form and Voting Instructions below (keep intact), and lodge it, to be received by Diligent Board Member Services, Inc.’s (the Company) share registry, Link Market Services, no later than 11:00 am on 26 April 2015 (New Zealand time) for holders residing in New Zealand and countries other than the USA. Proxies need to be lodged as per the instructions on the reverse of this form. You can also appoint your proxy and vote on the resolutions below online, as per the instructions on the reverse of this proxy form. David Liptak, the Chairman of the Board of Directors is willing to act as proxy for any shareholder who wishes to appoint him for that purpose, and if so appointed, will have full power of substitution and resubstitution, and will be authorized to vote all shares of common stock to which the undersigned is entitled to vote at the 2015 Annual Meeting of Shareholders of the Company. To do so, please check the box with tick. If you would care to appoint another person, please insert their name and address in the boxes below. I/We being a shareholder(s) of Diligent Board Member Services, Inc. Hereby appoint (Tick v ) OR of (full name of proxy) (full address) as my/our proxy to vote for me/us on my/our behalf at the Annual Meeting of the Company to be held at 11:00 am on 26 April 2015 (New Zealand time) and at any adjournment of that meeting. Any proxy holder other than the CEO of the Company or the Chairman of the Board must attend the Company’s Annual Meeting in New Zealand. The Chairman

NOTES: 1. Only holders who were registered as holders in Diligent Board Member Services, Inc. on the record date of 5:00pm 6 March 2015, (New York time) and 10 a.m. on 7 March 2015 (New Zealand time) are entitled to attend and vote at the Annual Meeting. 2. A shareholder entitled to attend and vote is entitled to appoint a proxy or, in the case of a corporate shareholder, a representative to attend and vote instead of him/her and that proxy or representative need not also be a shareholder. 3. David Liptak, the Chairman of the Board of Directors, intends to vote all discretionary proxies in favour of the relevant resolution(s). 4. This Proxy Form must be signed by the shareholder or his/her/its attorney duly authorised in writing. In the case of a joint stockholding, this Proxy Form must be signed by each of the joint shareholders (or their duly authorised attorney). In the case of a corporate shareholder, this Proxy Form must be signed by a director or a duly authorised officer acting under the express or implied authority of the shareholder, or an attorney duly authorised by the shareholder. 5. This Proxy Form and the power of attorney or other authority, if any, under which it is signed, or a copy of that power or authority certified by a Solicitor, Justice of the Peace or Notary Public must be lodged to be received at the office of Link Market Services Limited, in any manner as per the instructions below, not later than 11:00 am on 26 April 2015 New Zealand Time. 6. If you return this form without directing the proxy how to vote on any particular matter, the proxy will be provided with a discretionary vote for all of the proposals and any other matter properly raised during the meeting. 7. If you have any questions regarding your voting please call the Link Market Services helpline on:+64 9 375 5998 between 8.30am and 5.00pm (New Zealand time) or email meetings@linkmarketservices.com PLEASE RETURN YOUR COMPLETED PROXY FORM TO LINK MARKET SERVICES LIMITED, IN ONE OF THE FOLLOWING WAYS: Online vote: To Appoint your proxy and vote online please go the Link Investor Centre website: https://investorcentre.linkmarketservices.co.nz/voting/DIL and follow the instructions. You will be required to enter your holder number and FIN to vote online. Holders are encouraged to use this cost effective and environmentally friendly option. Deliver: Link Market Services Limited, Level 7, Zurich House, 21 Queen Street, Auckland. Fax: +64 9 375 5990 Scan & email : meetings@linkmarketservices.co.nz (please put the words “Diligent Proxy Form” in the subject line for easy identification). Mail: New Zealand: If mailing Proxy Form from within New Zealand, please use the reply-paid envelope provided. Outside New Zealand (excluding USA): If mailing Proxy Form from outside New Zealand (excluding the USA), place in an envelope, address to Link Market Services Limited, PO Box 91976, Victoria Street West, Auckland, 1142, New Zealand, and affix the necessary postage from the country of mailing.

QuickLinks

1385 Broadway, 19th Floor New York, New York
THE MEETING
PROPOSAL ONE AMEND THE CERTIFICATE TO DECLASSIFY THE BOARD
PROPOSAL TWO AMEND THE CERTIFICATE TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS
PROPOSAL THREE AMEND THE 2013 INCENTIVE PLAN
PROPOSAL FOUR RE-ELECTION OF NOMINEES AS CLASS III DIRECTORS
Nominees for Re-election
CORPORATE GOVERNANCE
COMMUNICATIONS FROM SHAREHOLDERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
COMPENSATION COMMITTEE REPORT
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2014
Potential Payments Upon Termination or Change In Control
DIRECTOR COMPENSATION YEAR ENDED DECEMBER 31, 2014
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PRINCIPAL ACCOUNTING FEES AND SERVICES
AUDIT AND COMPLIANCE COMMITTEE REPORT
PROPOSAL FIVE RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
OTHER BUSINESS AT THE MEETING
ANNUAL REPORT
SHAREHOLDER PROPOSALS FOR 2016 ANNUAL MEETING